HANSBERGER INTERNATIONAL SERIES
INTERNATIONAL GROWTH FUND
399 Boylston Street
Boston, MA 02116
June 10, 2014

Dear Shareholder:

The Board of Trustees of Hansberger International Series (the “Trust”) is asking the shareholders of the International Growth Fund (the “Acquired Fund”), a series of the Trust, to approve the acquisition of the assets and liabilities of the Fund by the Madison Hansberger International Growth Fund (the “Acquiring Fund”), a newly created series of Madison Funds (the “Acquisition”). For this purpose, you are invited to a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on July 21, 2014.

The proposed Acquisition is described in more detail in the attached Combined Proxy Statement/Prospectus. You should review the Combined Proxy Statement/Prospectus carefully and retain it for future reference. If the shareholders of the Acquired Fund approve the Acquisition by the Acquiring Fund, it is expected to be completed on or about July 31, 2014.

Madison Asset Management, LLC (“Madison”) recently entered into an agreement to acquire substantially all of the assets of Hansberger Global Investors, Inc. (“HGI”), the investment adviser of the Acquired Fund (the “Transaction”). As part of the Transaction, Madison wishes to integrate the Acquired Fund into the Madison Funds® mutual fund group. The Acquiring Fund is a newly formed fund organized for this purpose.

The Acquired Fund has the same investment objective and investment strategies, and substantially similar investment policies, as the Acquiring Fund. In addition, the Acquired Fund and the Acquiring Fund have the same investment advisory fee, and the expense limitation agreement currently in place for each share class of the Acquired Fund will remain in place for a period of two years following consummation of the Acquisition. The Acquired Fund's current portfolio managers – Tom Tibbles, Barry Lockhart and Patrick Tan – will be the portfolio managers of the Acquiring Fund through a subadvisory agreement between Madison and Hansberger Growth Investors, L.P., a newly created affiliate of Madison formed for the purpose of housing the assets acquired by Madison in the Transaction. The Acquisition is expected to be tax-free to the Acquired Fund's shareholders for federal income tax purposes. We anticipate that the proposed Acquisition will result in benefits to the shareholders of the Acquired Fund as discussed more fully in the Combined Proxy Statement/Prospectus.

The Board of Trustees of the Acquired Fund has given careful consideration to the proposed Acquisition and has concluded that it is in the best interests of the Acquired Fund. The Board unanimously recommends that you vote "FOR" the proposed Acquisition of the Acquired Fund by the Acquiring Fund.

If the acquisition of the Acquired Fund by the Acquiring Fund is approved by its shareholders, each shareholder holding Advisor Class shares of the Acquired Fund will receive Class Y shares of the Acquiring Fund, and each shareholder holding Institutional Class shares of the Acquired Fund will receive Class I shares of the Acquiring Fund. These shares will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder's shares of the Acquired Fund, except for any reduction resulting from the payment by the Acquiring Fund or the Acquired Fund of the expenses described under the heading “Costs of the Acquisition” below. The Acquired Fund would then be dissolved. Shareholders of the Acquired Fund will not be assessed any sales charges or other individual shareholder fees in connection with the proposed Acquisition.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your votes. No matter how many shares you own, your vote is important.

Sincerely,

David L. Giunta,
President of Hansberger International Series

HANSBERGER INTERNATIONAL SERIES
INTERNATIONAL GROWTH FUND
399 Boylston Street
Boston, MA 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD July 21, 2014

To the Shareholders of Hansberger Growth Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Hansberger Growth Fund (the “Acquired Fund”), a series of Hansberger International Series (the “Trust”), is to be held at 2:00 p.m. Eastern time at the offices of NGAM Advisors, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116.

At the Meeting you will be asked to consider and approve the following proposals:

1.
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Madison Hansberger International Growth Fund (the “Acquiring Fund”), a series of Madison Funds; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Record owners of shares of the Acquired Fund as of the close of business on May 16, 2014, are entitled to vote at the Meeting or any adjournments or postponements thereof. If you attend the Meeting, you may vote your shares in person. If you do not attend the Meeting, you may vote by proxy by completing, signing and returning the enclosed proxy card by mail in the envelope provided, or by following the instructions on the proxy card to vote by telephone or the Internet.

Your vote is important. If you have any questions, please contact us toll-free at (800) 414-6927 for additional information.

By order of the Board of Trustees

Sincerely,

Coleen Downs Dinneen
Secretary of Hansberger International Series

June 10, 2014

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE BY TELEPHONE USING THE TOLL-FREE NUMBER ON YOUR PROXY CARD OR BY INTERNET. YOUR PROMPT VOTE MAY SAVE THE FUND THE NECESSITY OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

HANSBERGER INTERNATIONAL SERIES
INTERNATIONAL GROWTH FUND
399 Boylston Street
Boston, MA 02116

QUESTIONS AND ANSWERS

June 10, 2014

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in the attached Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”). Please review the full Proxy Statement/Prospectus before casting your vote.

1.	What is this document and why was it sent to you?

The attached Proxy Statement/Prospectus provides you with information about the proposed acquisition of Hansberger International Growth Fund (the “Acquired Fund”), a series of Hansberger International Series (the “Trust”), by Madison Hansberger International Growth Fund (the “Acquiring Fund”, and, together with the Acquired Fund, the “Funds”), a series of Madison Funds (the “Acquisition”). The purposes of the Proxy Statement/Prospectus are to (1) solicit votes from shareholders of the Acquired Fund to approve the proposed Acquisition, as described in the Agreement and Plan of Reorganization and Liquidation, included as Exhibit A hereto (the “Plan”), and (2) provide information regarding the shares of the Acquiring Fund.

The Proxy Statement/Prospectus contains information that shareholders of the Acquired Fund should know before voting on the proposed Acquisition. The Proxy Statement/Prospectus should be retained for future reference.

2.	Why is the Acquisition being proposed now?

Madison Asset Management, LLC (“Madison”) recently entered into an agreement to acquire substantially all of the assets of Hansberger Global Investors, Inc. (“HGI”), the investment adviser of the Acquired Fund (the “Transaction”). As part of the Transaction, Madison wishes to integrate the Acquired Fund into the Madison Funds® mutual fund group. The Acquiring Fund is a newly formed fund organized for this purpose. If the Transaction is not consummated, the Acquisition will not occur.

3.	What is the purpose of the Acquisition?

The purpose of the Acquisition is to transfer the assets of the Acquired Fund into the Acquiring Fund. As discussed in the Proxy Statement/Prospectus, after carefully considering the recommendation of HGI and Madison, the Board of Trustees of the Trust (the “Board”) concluded that the Acquired Fund's participation in the Acquisition would be in the best interests of the Acquired Fund and its shareholders, and approved the submission of the Plan to shareholders of the Acquired Fund for approval. In reaching this conclusion, the Board considered, among other factors, the expectation that the Acquired Fund and its shareholders will not recognize any taxable gain or loss in the Acquisition and that shareholders of the Acquired Fund would benefit from becoming shareholders of the Acquiring Fund, which has:

•	the same portfolio managers as the Acquired Fund;

•	the same investment objective and investment strategies as the Acquired Fund;

•	substantially similar investment policies as the Acquired Fund;

•
the same expense limits, on a per class basis, as the Acquired Fund under the current expense limitation agreement, which will be effective for at least two years after the closing of the Acquisition; and

•	an adviser and distributor that are well positioned to facilitate the future growth of the Acquiring Fund.

The Acquisition will not occur unless the Plan is approved by shareholders of the Acquired Fund. The Board unanimously recommends that you vote “FOR” the Plan.

1

4.	How will the proposed Acquisition work?

Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:

•
the transfer of all of the assets of the Advisor Class shares of the Acquired Fund in exchange for shares of beneficial interest of Class Y shares of the Acquiring Fund, and the transfer of all of the assets of the Institutional Class shares of the Acquired Fund in exchange for shares of beneficial interest of Class I shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•	the distribution of the Acquiring Fund shares received by the Acquired Fund from the Acquiring Fund to shareholders of the Acquired Fund; and

•	the complete termination and liquidation of the Acquired Fund.

Existing Advisor Class shareholders of the Acquired Fund will become shareholders of Class Y shares of the Acquiring Fund, and existing Institutional Class shareholders of the Acquired Fund will become shareholders of Class I shares of the Acquiring Fund. Immediately after the Acquisition, each former Advisor Class shareholder will hold Acquiring Fund Class Y shares with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s Acquired Fund Advisor Class shares, and each former Institutional Class shareholder will hold Acquiring Fund Class I shares with an aggregate NAV equal to the aggregate NAV of the shareholder’s Acquired Fund Institutional Class shares. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the Acquisition. If the Plan is approved by the Acquired Fund's shareholders at the Special Meeting of Shareholders (the “Meeting”), the Acquisition is expected to occur on or about July 31, 2014 (the “Effective Time”).

5.	Who is eligible to vote on the Acquisition?

Shareholders of record of the Acquired Fund at the close of business on May 16, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you held Acquired Fund shares on the Record Date, you have the right to vote even if you later sold your shares. Each share is entitled to one vote and fractional shares are entitled to fractional votes. Shares represented by properly executed proxies, unless the proxies are revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign and return a proxy but do not fill in a vote, your shares will be voted “FOR” the Plan. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

6.	How will the Acquisition affect me as a shareholder of the Acquired Fund?

Each Advisor Class shareholder of the Acquired Fund will become a shareholder of Class Y shares of the Acquiring Fund, and each Institutional Class shareholder of the Acquired Fund will become a shareholder of the Class I shares of the Acquiring Fund. The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have a total NAV equal to the total NAV of the shares held by such shareholder in the Acquired Fund as of the Effective Time of the Acquisition, except for any reduction resulting from the payment by the Acquiring Fund or the Acquired Fund of the expenses described under the heading “Costs of the Acquisition” below.

7.	Who manages the Acquiring Fund?

The Acquiring Fund is a newly created series of Madison Funds, which is a Delaware statutory trust. Madison will serve as investment adviser to the Acquiring Fund, and Hansberger Growth Investors, L.P. (the “Subadviser”), a newly created affiliate of Madison formed for the purpose of housing the assets acquired by Madison in the Transaction, will serve as subadviser to the Acquiring Fund. Madison currently manages assets totaling approximately $16 billion as of December 31, 2013. Currently, Madison advises 4 registered investment companies (two open-end and two closed-end), comprising 39 separate investment portfolios.

The Acquired Fund's current portfolio managers – Tom Tibbles, Barry Lockhart and Patrick Tan – will be the portfolio managers of the Acquiring Fund through a subadvisory agreement between Madison and the Subadviser.

2

8.	How will the Acquisition affect the advisory fees and expenses?

The Acquisition will not result in any change in the advisory fee rate of the Acquired Fund, as the investment advisory fee of the Acquired Fund, which is an annual rate of 0.75% of the Acquired Fund's average daily net assets, is the same as the investment advisory fee of the Acquiring Fund.

In addition, the Acquisition will not result in any change in the overall expense limitation arrangements currently in place for the Acquired Fund. HGI has contractually agreed, until April 30, 2015, to limit the amount of the Acquired Fund’s total net annual fund operating expenses to 1.15% and 1.00% for the Advisor Class and Institutional Class shares, respectively (exclusive of certain expenses, such as brokerage expenses, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses, such as litigation and indemnification expenses). Madison intends to enter into a similar expense cap agreement with the Acquiring Fund to ensure that the Acquiring Fund’s total net annual fund operating expenses will not exceed 1.15% and 1.00% for the Class Y and Class I shares, respectively (exclusive of certain expenses), for at least two years after the closing of the Acquisition.

9.	What happens if shareholders do not approve the Plan?

If shareholders do not approve the Plan, the Acquisition will not occur. HGI will continue to manage the Acquired Fund and the current service providers will continue to provide services to the Acquired Fund. The Board will consider other options for the Acquired Fund, including liquidation.

10.	Is consummation of the Acquisition subject to any conditions (in addition to shareholder approval)?

In addition to shareholder approval, the Acquisition is subject to a number of customary conditions to close, including the receipt of a tax opinion from counsel to the Acquiring Fund to the effect that the Acquisition is expected to be tax-free for federal income tax purposes and the effectiveness of the registration statement of which this Proxy Statement/Prospectus is a part. Also, as previously noted, if the Transaction is not consummated, the Acquisition will not occur.

11.	Who is paying for expenses of the Acquisition?

HGI and Madison are paying for the costs and expenses related to the Acquisition, except for certain transfer taxes and other costs described under the heading “Costs of the Acquisition” below. The total estimate of the costs and expenses of the Acquisition, including amounts paid or to be paid by HGI and Madison, is approximately $282,000-$307,000, or $0.024-$0.026 per Acquired Fund share. Excluding the amounts paid or to be paid by HGI and Madison, the total estimate of the costs and expenses of the Acquisition is approximately $32,000, or $0.003 per Acquired Fund share.

12.	Who do I call if I have questions about the Meeting or the Acquisition?

If you have any questions about the Acquisition or the proxy card, please call the Acquired Fund toll-free at (800) 414-6927 from 9:00 a.m. to 5:00 p.m. Eastern time.

13.	Where may I find additional information regarding the Acquired Fund and the Acquiring Fund?

Additional information relating to the Acquired Fund and the Acquiring Fund has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents:

•
The Statement of Additional Information dated June 10, 2014 that has been filed with the SEC in connection with this Proxy Statement/Prospectus and is incorporated into this Proxy Statement/Prospectus by reference (the “Acquisition SAI”);

•
The Annual Report to Shareholders for the Acquired Fund, which contains audited financial statements for the fiscal year ended December 31, 2013, which is incorporated into this Proxy Statement/Prospectus by reference; and

•	The Prospectus and Statement of Additional Information (“SAI”) of the Acquired Fund dated May 1, 2014, which are incorporated into this Proxy Statement/Prospectus by reference.

The Acquiring Fund is a recently created fund that has not yet commenced operations; therefore, no shareholder reports for the Acquiring Fund are available.

3

Copies of the Annual Report to Shareholders of the Acquired Fund, and the Prospectus and SAI of the Acquired Fund, are available, along with the Proxy Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail    Hansberger International Series
P.O. Box 8030
Boston, MA 02266-8030

By phone:    (800) 414-6927

By Internet:    www.hansberger.com/mutual_fund/index/html

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:    at the SEC's Public Reference Room in Washington, DC

By phone:    1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:    Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520 (duplicating fee required)

By email:     publicinfo@sec.gov (duplicating fee required)

By Internet:    www.sec.gov

Other Important Things to Note:

•	You may lose money by investing in the Acquired Fund or the Acquiring Fund.

•	The SEC has not approved or disapproved these securities or passed upon the adequacy of the Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

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COMBINED PROXY STATEMENT/PROSPECTUS

Dated June 10, 2014

FOR THE ACQUISITION OF

INTERNATIONAL GROWTH FUND
a series of Hansberger International Series
399 Boylston Street
Boston, MA 02116

BY

MADISON HANSBERGER INTERNATIONAL GROWTH FUND
a series of Madison Funds®
550 Science Drive
Madison, WI 53711
This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Hansberger International Series (the “Trust”) for use at a Special Meeting of Shareholders (the “Meeting”) of the International Growth Fund, a series of the Trust (the “Acquired Fund”), managed by Hansberger Global Investors, Inc. (“HGI”), at the principal executive officers of NGAM Advisors, L.P., located at 399 Boylston Street, Boston, MA 02116, on July 21, 2014.

At the Meeting, you will be asked to consider and approve the following proposals:

1.
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Madison Hansberger International Growth Fund (the “Acquiring Fund”), a series of Madison Funds (the “Acquisition”); and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Massachusetts business trust. The Acquiring Fund is a newly created series of Madison Funds, an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information relating to the Acquiring Fund and this Proxy Statement/Prospectus is set forth in the Statement of Additional Information to this Proxy Statement/Prospectus dated June 10, 2014 (the “Acquisition SAI”), which is incorporated by reference into this Proxy Statement/Prospectus. Additional information about the Acquiring Fund has been filed with the SEC and is available upon request and without charge by writing to the Acquiring Fund or by calling (800) 414-6927. The Acquired Fund expects that this Proxy Statement/Prospectus will be mailed to shareholders on or about June 10, 2014.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
On April 25, 2014, the Board of Trustees of the Trust (the “Board”) approved the Plan. Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:

•
the transfer of all of the assets of the Advisor Class shares of the Acquired Fund in exchange for shares of beneficial interest of Class Y shares of the Acquiring Fund, and the transfer of all of the assets of the Institutional Class shares of the Acquired Fund in exchange for shares of beneficial interest of Class I shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•	the distribution of the Acquiring Fund shares received by the Acquired Fund from the Acquiring Fund to shareholders of the Acquired Fund; and

•	the complete termination and liquidation of the Acquired Fund.

Existing Advisor Class shareholders of the Acquired Fund will become shareholders of Class Y shares of the Acquiring Fund, and existing Institutional Class shareholders of the Acquired Fund will become shareholders of Class I shares of the Acquiring Fund. Immediately after the Acquisition, each former Advisor Class shareholder will hold Acquiring Fund Class Y shares, and each former Institutional Class shareholder will hold Acquiring Fund Class I shares, with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s Acquired Fund Advisor Class and Institutional Class shares, respectively, except for any reduction resulting from the payment by the Acquiring Fund of the expenses described under the heading “Costs of the Acquisition” below. The Acquired Fund and the Acquiring Fund (collectively referred to as the “Funds”) expect that shareholders of the Acquired Fund will recognize no gain or loss for federal income tax purposes in connection with the Acquisition. If approved by shareholders of the Acquired Fund, consummation of the Acquisition is expected to occur on or about July 31, 2014 (the “Effective Date”).

The shareholders of the Acquired Fund must approve the Plan in order for the Acquisition to occur. Approval of the Plan requires the affirmative vote of a majority of the shares voted at the Meeting. The Acquisition does not require approval of the shareholders of the Acquiring Fund.

A quorum for the transaction of business by shareholders of the Acquired Fund at the Meeting will consist of the presence in person or by proxy of the holders of 30% of the shares of the Acquired Fund outstanding at the close of business on May 16, 2014 (the “Record Date”).

Based on its consideration of, among other factors, the anticipated tax-free nature of the Acquisition and the benefits expected to be received by shareholders of the Acquired Fund in becoming shareholders of the Acquiring Fund, the Board concluded that the Acquisition is in the best interests of the Acquired Fund and its shareholders. In reaching this conclusion, the Board determined that the investment objective and investment strategies of the Acquired Fund and the Acquiring Fund will be the same, the investment policies of the Funds will be substantially the same, the advisory fees of the Funds will be the same, the expense limitation agreement that is currently in place for the Acquired Fund will be continued by the Acquiring Fund for a period of at least two years after the Effective Date, and the portfolio managers of the Acquired Fund will continue as the portfolio managers of the Acquiring Fund. Accordingly, the Board unanimously recommends that shareholders vote "FOR" the Plan.

For a more complete discussion of the factors considered by the Board in approving the Acquisition, see “Information about the Acquisition—Reasons for the Acquisition.”

SUMMARY
Introduction. The following summary highlights differences between the Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Plan. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Plan, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the Prospectus of each of the Acquired Fund and the Acquiring Fund. This Proxy Statement/Prospectus, the accompanying Notice of the Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of the Acquired Fund on or about June 10, 2014.

Comparison of Investment Advisory Fees. The Funds have similar investment advisory agreements and pay advisory fees at the same annual rates. Each Fund's contractual fee rate is 0.75%, expressed as an annualized percentage of average daily net assets, accrued daily and paid monthly.

Comparison of Expenses. Under the expense limitation agreement currently in effect for the Acquired Fund, which is effective until April 30, 2015, the total net annual operating expenses of the Advisor Class shares are capped at 1.15% of average daily net assets, and the total net annual operating expenses of the Institutional Class shares are capped at 1.00% (exclusive of certain expenses, such as brokerage expenses, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses, such as litigation and indemnification expenses). Madison Asset Management, LLC (“Madison”) will enter into a similar expense cap agreement with the Acquiring Fund to ensure that the Acquiring Fund’s total net annual fund operating expenses will not exceed 1.15% and 1.00% for the Class Y and Class I shares, respectively (exclusive of certain expenses, such as brokerage expenses, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses, such as litigation and indemnification expenses), for at least two years after the Effective Date.

Fee Table. The purpose of the fee table below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The fee table shown below is based on actual expenses incurred for the fiscal year ended December 31, 2013 for the Acquired Fund and estimated (pro forma) annual expenses for the Acquiring Fund in its first year following the Acquisition. Pro forma numbers are estimated in good faith and are hypothetical.

	Acquired Fund (Actual)		Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	Advisor Class	Institutional Class	Class Y	Class I
Maximum sales charge (load)	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	None	None	None
Other expenses	0.92%	0.19%	0.42%	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.68%	0.95%	1.18%	1.03%
Less: Fee waivers and/or expense reimbursements[1]	(0.50)%	--	--	--
Total net annual fund operating expenses (after waivers/reimbursements)	1.18%[2]	0.95%[2]	1.18%[3]	1.03%[3]

[1]
Under the Acquired Fund’s expense limitation agreement, the total net annual operating expenses of the Advisor Class shares are capped at 1.15%, and the total net annual operating expenses of the Institutional Class shares are capped at 1.00% (exclusive of certain expenses, such as brokerage expenses, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses, such as litigation and indemnification expenses) until April 30, 2015. Madison will enter into a similar expense cap agreement with the Acquiring Fund to ensure that the Acquiring Fund’s total net annual fund operating expenses will not exceed 1.15% and 1.00% for the Class Y and Class I shares, respectively (exclusive of the same expenses), for at least two years after the Effective Date

[2]
Includes interest expense of 0.02% and acquired fund fees and expenses of less than 0.01% (however, due to rounding, acquired fund fees and expenses appear as 0.01% in the above table). Without these expenses, the total net annual fund operating expenses (after waivers/reimbursements) for Advisor Class and Institutional Class shares would have been 1.15% and 0.92%, respectively.

[3]
Includes interest expense of 0.02% and acquired fund fees and expenses of less than 0.01% % (however, due to rounding, acquired fund fees and expenses appear as 0.01% in the above table). Without these expenses, the total net annual fund operating expenses (after waivers/reimbursements) for Class Y and Class I shares would have been 1.15% and 1.00%, respectively.

The above fee table does not include the costs or fees of the Acquisition. Please see “Costs of the Acquisition” below.
Expense Example. The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that each Fund’s total net annual fund operating expenses (as set forth above) remain the same, except that the example for the Advisor Class shares of the Acquired Fund is based on total net annual fund operating expenses (after waivers/reimbursements) for the first year and on the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund/Class	Year 1	Year 3	Year 5	Year 10
Acquired Fund/Advisor Class	$120	$481	$866	$1,945
Acquiring Fund/Class Y (pro forma)	$120	$375	$649	$1,432

Fund/Class	Year 1	Year 3	Year 5	Year 10
Acquired Fund/Institutional Class	$97	$303	$525	$1,166
Acquiring Fund/Class I (pro forma)	$105	$328	$569	$1,259

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual fund operating expenses or in the expense example, affect a Fund’s performance. During the fiscal year ended December 31, 2013, the Acquired Fund’s portfolio turnover rate was 48% of the average value of the Fund’s portfolio. Because the Acquiring Fund is a newly created fund, it does not have portfolio turnover information to report.

Performance Comparison. Set forth below is the performance information for the Acquired Fund. The Acquiring Fund is a newly created fund; therefore, it does not have performance information to report. However, because the Acquired Fund will be the accounting survivor of the Acquisition, the Acquiring Fund will carry over the performance record of the Acquired Fund.

The bar chart and table shown below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Total Returns for Institutional Class Shares

Best Calendar Quarter:	2Q 2009	31.66%
Worst Calendar Quarter:	4Q 2008	-27.14%

Average Annual Total Returns (for periods ended December 31, 2013)

	1 Year	5 Years	10 Years
Institutional Class Shares:
Return Before Taxes	17.46%	13.81%	6.46%
Return After Taxes on Distributions	17.28%	13.76%	6.06%
Return After Taxes on Distributions & Sale of Fund Shares	10.35%	11.35%	5.39%
Advisor Class Shares:
Return Before Taxes	17.26%	13.60%	6.27%
MSCI ACWI ex USA Index	15.78%	13.32%	8.04%
Prior to the inception of Advisor Class shares (9/13/05), performance is that of Institutional Class shares, restated to reflect the higher net expenses of Advisor Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Acquired Fund. After-tax returns for the Advisor Class of the Acquired Fund will vary. Index performance reflects no deduction for fees, expense or taxes.

Comparison of Investment Objectives and Strategies. The investment objective of both the Acquired Fund and the Acquiring Fund is to provide high long-term total return. Each Fund seeks to achieve its investment objective in the same way; namely, by investing at least 80% of total assets in the equity securities (including common stock, preferred stock and convertible securities) of companies organized or located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets. Each Fund will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. Each Fund anticipates that it will invest primarily in common stock, though the balance of its equity holdings may vary. The Funds may also invest in warrants or rights to subscribe to or purchase equity securities, and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and other depositary receipts. The Funds may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended. Although each Fund invests primarily in mid-to-large cap companies, there are no limitations on the size of the companies in which the Funds may invest. The Acquired Fund generally holds 50-75 individual securities in its portfolio at any given time, and the Acquiring Fund expects to do the same.

The portfolio managers of the Acquired Fund follow a flexible investment policy that allows them to select those investments believed to be best suited to achieve the Fund’s investment objective over the long term. They use a disciplined, long-term approach to international investing, focusing primarily on identifying successful companies that have favorable anticipated long-term growth prospects. Securities are selected for the Acquired Fund’s portfolio on the basis of fundamental company-by-company analysis. The buy and sell decisions are based on a decision framework which has a common set of investment decision criteria. These criteria encompass, among other factors: positive relative fundamentals, attractive valuation, relative performance and expected return. Portfolio holdings are monitored for possible sale on an ongoing basis. The portfolio managers of the Acquired Fund will also consider other factors in making portfolio investment decisions, including country and political risks, and economic and market conditions. They seek to broaden the scope and increase the effectiveness of this fundamental analysis by searching for successful companies in many countries around the world. This global search provides the Acquired Fund with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of companies with favorable long-term prospects.

In their management of the Acquiring Fund, the portfolio managers of the Acquiring Fund, who are the same as the portfolio managers of the Acquired Fund, intend to follow the same investment strategies utilized in managing the Acquired Fund, as described above.

Fundamental and Non-Fundamental Investment Policies.
Fundamental Policies. Fundamental investment policies are policies that, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without a shareholder vote. The 1940 Act requires a fund to disclose whether it has certain policies relating to, for example, borrowing money or issuing senior securities, and that these policies be fundamental. The Acquiring Fund has substantially similar fundamental policies as the Acquired Fund but may be stated differently to match the standardized policies of other Madison Funds, as illustrated in the table below.

Fundamental Policies
Acquired Fund	Acquiring Fund
1. The Fund will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund’s total assets (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issue.

1.    The Fund will not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

2. The Fund may not invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an “industry” with respect to securities issued by it.

2.    The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

3. The Fund may not borrow money, except to the extent permitted under the 1940 Act.
3.    The Fund will not borrow money, except that it may (i) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (ii) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank, the fund’s aggregate borrowings from any source do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed). If, after borrowing from a bank, the Fund’s aggregate borrowings later exceed 33 1/3% of the Fund’s total assets, the Fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. The Fund may make additional investments while it has borrowings outstanding, and the Fund may make other borrowings to the extent permitted by applicable law.

4. The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

4.    The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (ii) repurchase agreements with banks, brokers, dealers and other financial institutions, and (iii) loans of securities as permitted by applicable law.

5. The Fund may not act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
5. The Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
6. The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

6.    The Fund may not purchase, hold or deal in real estate, although it may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

7. The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.
7. The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts.
8. The Fund may not make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

8.    The Fund does not have a fundamental policy on short sales (but see non-fundamental policy #9, below). With regard to senior securities, the Fund may not issue senior securities to the extent such issuance would violate applicable law.

9. No corresponding policy (but see non-fundamental policy #10 below).	9. The Fund seeks to provide high long-term total return (this is the Fund’s investment objective).

Non-Fundamental Policies. Non-fundamental investment policies may be changed by the Board of Trustees of the Funds without a shareholder vote. A comparison of the Funds’ non-fundamental policies is set forth below.

Non-Fundamental Policies
Acquired Fund	Acquiring Fund
1. The Fund may not purchase or retain securities of any company in which trustees or officers of the Trust or of HGI, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.
1. No corresponding policy.
2. The Fund may not invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.	2. No corresponding policy.
3. The Fund may not invest more than 5% of its net assets in warrants whether or not listed on the New York or American Stock Exchanges, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.
3. No corresponding policy.
4. The Fund may not purchase or sell real estate limited partnership interests.	4. No corresponding policy.
5. The Fund may not purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).	5. No corresponding policy.
6. The Fund may not invest for the purpose of exercising control over management of any company.	6. No corresponding policy.
7. The Fund may not invest more than 15% of its net assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and OTC options purchased by the Fund). Rule 144A securities determined by the Board to be liquid are not subject to this limitation.
7. The Fund may not purchase any security which is not readily marketable if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.
8. The Fund may not invest more than 15% of its net assets in securities of issuers identified on the most current Tobacco Company List prepared by the Public Employee Retirement Administration Commission of the Commonwealth of Massachusetts as a company that derives more than 15% of their revenue from the sale of tobacco products.

8.    The Fund may not invest more than 15% of its net assets in securities of issuers identified on the most current Tobacco Company List prepared by the Public Employee Retirement Administration Commission of the Commonwealth of Massachusetts as a company that derives more than 15% of their revenue from the sale of tobacco products.

9. No corresponding policy (but see fundamental policy #8, above).	9. The Fund may not sell securities short or maintain a short position, except for short sales against the box.
10. The Fund seeks to provide high long-term total return (this is the Fund’s investment objective).	10. No corresponding policy (but see fundamental policy #9 above).

Principal Risks. The principal risks of the Acquiring Fund are substantially the same as those of the Acquired Fund but may be stated differently to match the standardized policies of other Madison Funds. A description of each of these risks is provided below.

Principal Risks
Acquired Fund	Acquiring Fund
Price Volatility Risk. The value of the securities the Fund holds changes daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. A decline in the price of securities held by the Fund could cause a decline in the Fund’s share price, and the extent of any decline will be impacted by how widely the Fund’s holdings are diversified in addition to the extent of the decline of the price of the securities.

Market Risk.  The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Equity Risk.  The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Principal Risks
Growth Investment Risk. Growth investing attempts to identify companies that the portfolio managers believe will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
Same.
No similar risk disclosed.
Mid Cap Risk.  The Fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value.
Same.
Currency Risk. Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The portfolio managers generally do not intend to hedge against the Fund’s currency exposure.
Same.
International Investing Risk.  Investing in foreign countries poses distinct risks since political or economic upheaval or unrest, natural disasters and government action or inaction unique to a country or region could affect those markets and their issuers. Although these events will not necessarily affect the U.S. economy or similar issuers located in the U.S., they may affect a fund that invests its assets in the securities of issuers organized or located outside of the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of a security in an issuer’s home country. Also, securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically and may subject the Fund to greater credit risk and information risk.

Emerging Markets Risk. Emerging market countries are countries that MSCI classifies as emerging or frontier markets. Investing in emerging market companies, which may be smaller and have shorter operating histories than companies in more developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in more developed foreign markets. The extent of economic development, political stability, market depth and oversight, infrastructure, capitalization, accounting standards and transparency, and regulatory oversight in emerging markets countries is generally less than in more developed markets. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in securities of issuers organized or located in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Security and Emerging Market Risk.  Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Principal Risks
Management Risk. Investing in the Fund involves risks, and there is no guarantee that the Fund will achieve its investment goal. The portfolio managers make judgments about several factors, including economic conditions, with respect to each investment they makes on behalf of the Fund, but these judgments may not anticipate actual market movements or the impact of economic conditions on issuers and may lead to substantial losses.
No similar risk disclosed.
No similar risk disclosed.
Capital Gain Realization Risks to Taxpaying Shareholders.  Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.

Federal Income Tax Consequences. The Acquisition will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), with substantially the following results: no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of the Acquired Fund. The holding period of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of the Acquired Fund held by the shareholder, provided that such shares are held as capital assets by the shareholder of the Acquired Fund at the time of the Acquisition. The holding period and tax basis of each asset of the Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition will generally be the same as the holding period and tax basis of each such asset in the hands of the Acquired Fund prior to the Acquisition. It is a condition to the closing of the Acquisition that both the Acquired Fund and Acquiring Fund receive an opinion of DeWitt Ross & Stevens S.C. confirming these consequences, as further discussed below under “Information About the Acquisition—Federal Income Tax Consequences.” An opinion of counsel is not binding on the Internal Revenue Service.

Additional tax considerations are discussed under the section on “Information about the Acquisition—Federal Income Tax Consequences.”
Comparison of Purchase and Redemption Procedures. The purchase and redemption procedures of the Acquired Fund and the Acquiring Fund are similar. The Acquired Fund has a minimum initial investment of $2,500 for Advisor Class shares, and a minimum subsequent investment of $100; provided that the Acquired Fund may accept investments in smaller amounts at its discretion. For any investor who owned Advisor Class shares of the Acquired Fund as of the Effective Date, the minimum initial investment for Class Y shares of the Acquiring Fund is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50.

The minimum initial investment for both Institutional Class shares of the Acquired Fund and Class I shares of the Acquiring Fund is $1,000,000, with a subsequent minimum investment of $100,000; provided that these minimums may be waived in certain situations.
Shares of both Funds are redeemed at a price equal to the NAV next determined after the redemption request is accepted in good order by the Funds. The Funds do not impose any redemption fees or contingent deferred sales charges. Both Funds have reserved the right to redeem shares “in-kind” under certain circumstances.
More information on purchase and redemption procedures of the Acquiring Fund is provided in Appendix B.

Service Providers. HGI serves as investment adviser to the Acquired Fund, and Madison serves as investment adviser to the Acquiring Fund. In addition, Hansberger Growth Investors, L.P. (the “Subadviser”), a newly created affiliate of Madison, serves as the subadviser to the Acquiring Fund. Pricewaterhouse Coopers LLP, which is the independent registered accounting firm for the Acquired Fund, will be replaced by Deloitte & Touche LLP, the independent registered accounting firm for the Acquiring Fund. The Acquired Fund’s administrator and fund accountant, NGAM Advisors, L.P., will be replaced by State Street Bank & Trust Company (“State Street”), the administrator and fund accountant for the Acquiring Fund. State Street, which is the custodian for the Acquired Fund, will also serve in that capacity on behalf of the Acquiring Fund. NGAM Distribution, L.P., which is the distributor for the Acquired Fund, will be replaced by MFD

Distributor, LLC, the Acquiring Fund's distributor. Boston Financial Data Services, which is the transfer agent for the Acquired Fund, will also serve in that capacity on behalf of the Acquiring Fund.

Comparison of Business Structures. The Acquired Fund is a series of the Trust, an open-end management investment company organized as a Massachusetts business trust, which is governed by its Declaration of Trust, By-Laws and Massachusetts law. The Acquiring Fund is a newly created series of Madison Funds, an open-end management investment company organized as a Delaware statutory trust, which is governed by its Declaration of Trust and Delaware law. For more information on the comparison of the business structures of the Funds, see Appendix C.

INFORMATION ABOUT THE ACQUISITION
Introduction. This Proxy Statement/Prospectus is provided to you to solicit your proxy for exercise at the Meeting to approve the Acquisition of the assets and assumption of the liabilities of the Acquired Fund by the Acquiring Fund and the subsequent liquidation and dissolution of the Acquired Fund. The Meeting will be held at 399 Boylston Street, Boston, MA 02116, at 2:00 p.m., Eastern time, on July 21, 2014. This Proxy Statement/Prospectus, the accompanying Notice of Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of the Acquired Fund on or about June 10, 2014.

Description of the Plan. The Acquisition is expected to be consummated as of the Effective Date. Under the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Acquired Fund’s liabilities and will issue Class Y and Class I shares of the Acquiring Fund (the “Acquisition Shares”) to the Acquired Fund. The value of the Acquired Fund’s assets, as well as the number of Acquisition Shares to be issued to the Acquired Fund, will be determined in accordance with the Plan. The Acquisition Shares to be issued will have an aggregate NAV equal to the aggregate value of the assets received from the Acquired Fund, less the aggregate liabilities assumed by the Acquiring Fund in the Acquisition, except for any reduction resulting from the payment by the Acquiring Fund or the Acquired Fund of the expenses described under the heading “Costs of the Acquisition” below. The Acquisition Shares will immediately be distributed to Acquired Fund shareholders in proportion to their holdings of Advisor Class and Institutional Class shares of the Acquired Fund, in liquidation of the Acquired Fund. As a result, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The NAV of the Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Effective Date (the “Valuation Time”).

Following the distribution of the Acquisition Shares of the Acquiring Fund in full liquidation of the Acquired Fund, the Acquired Fund will wind up its affairs, cease operations and dissolve as soon as is reasonably practicable after the Acquisition. If the shareholders do not approve the Plan, the Acquisition will not occur, HGI will continue as investment adviser to the Acquired Fund and the current service providers will continue to provide services to the Acquired Fund. Under these circumstances, the Board will consider options for the Acquired Fund, including liquidation.

HGI and Madison are paying for the costs and expenses related to the Acquisition, except for certain transfer taxes and other costs described under the heading “Costs of the Acquisition” below. The total estimate of the costs and expenses of the Acquisition, including amounts paid or to be paid by HGI and Madison, is approximately $282,000-$307,000, or $0.024-$0.026 per Acquired Fund share. Excluding the amounts paid or to be paid by HGI and Madison, the total estimate of the costs and expenses of the Acquisition is approximately $32,000, or $0.003 per Acquired Fund share.

If the Plan is approved, the Acquisition will be consummated on the Effective Date and is conditioned upon satisfying the terms of the Plan. Under applicable legal and regulatory requirements, none of the Acquired Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Acquisition). Therefore, shareholders will be bound by the terms of the Plan. However, any shareholder of the Acquired Fund may redeem his or her shares prior to the Effective Date.

Completion of the Acquisition is subject to certain conditions set forth in the Plan, some of which may be waived by a party to the Plan. The Plan may be amended in any mutually agreed manner, and may be terminated by mutual consent. In addition, either party has the right to terminate the Plan under certain circumstances. The form of the Plan is attached as Appendix A.

Reasons for the Acquisition. At a meeting of the Board held on April 25, 2014 (the “Board Meeting”), HGI and Madison recommended that the Board approve and recommend to Acquired Fund shareholders for their approval the proposed

Plan. At the Board Meeting, the Board reviewed detailed information provided by HGI and Madison, and considered, among other things, the factors discussed below, in light of their fiduciary duties under federal and state law. After careful consideration, the Board, including all trustees who are not “interested persons” of the Acquired Fund, HGI or its affiliates, with the advice and assistance of independent counsel, determined that the Acquisition would be in the best interests of the Acquired Fund. The Board approved the Plan and the Acquisition, and recommended that the shareholders of the Acquired Fund vote in favor of the Acquisition by approving the Plan.

In approving and recommending the proposed Plan, the Board considered, among other things:

•	the terms of the Acquisition, including the anticipated tax-free nature of the transaction for the Acquired Fund and its shareholders;

•	that (i) the investment objectives and investment strategies of the Funds are the same, and (ii) the investment policies of the Funds are substantially the same;

•	that the portfolio managers of the Acquired Fund will continue as portfolio managers of the Acquiring Fund;

•
that the advisory fees to be paid to Madison under the Acquiring Fund's investment advisory agreement will be the same as those paid to HGI under the Acquired Fund's current investment advisory agreement and that Madison has agreed to enter into an expense limitation agreement comparable to the Acquired Fund's current expense limitation agreement, which will be in effect for at least two years following the Effective Date;

•	that Madison and the distributor of the Madison Funds are well positioned to facilitate the future growth of the Acquiring Fund;

•	that the Acquisition will not result in the dilution of shareholders' interests;

•	that the Funds will not bear the costs of the Acquisition, except for the transfer taxes and certain portfolio repositioning costs described under the heading “Costs of the Acquisition” below; and

•	other alternatives to the Acquisition, including liquidation (which would impose transaction and other costs and would not be tax-free).

Based on the foregoing and additional information presented at the Board Meeting, the Board determined that the Acquisition and the Plan would be in the best interests of the Acquired Fund and its shareholders. The Board approved the Plan, subject to approval by shareholders of the Acquired Fund, and the solicitation of the shareholders of the Acquired Fund to vote “FOR” the approval of the Plan.

Section 15(f) Considerations. As part of the asset purchase agreement between Madison and HGI, Madison has made certain covenants regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Acquisition, involving the assignment of an investment advisory agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Acquisition, or as a result of any express or implied terms, conditions or understandings applicable to the Acquisition. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the assignment whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated as part of the Acquisition, and Madison has agreed to refrain from imposing or seeking to impose, for a period of two years after the Effective Date, any “unfair burden” on the Acquiring Fund.

The second condition requires that, during the three-year period immediately following the closing of such transaction, at least 75% of the investment company’s board of trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor of the investment adviser. The Acquiring Fund’s board of trustees currently satisfies this 75% requirement, and Madison has agreed to refrain from acting in a manner that would prevent the 75% requirement from being met for the three-year period following the Effective Date.

Description of the Securities to be Issued. The Declaration of Trust of Madison Funds permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of each series within Madison Funds with no par value per share. The Acquiring Fund is a series of Madison Funds which, as of the Effective Date, will consist of two classes of shares: Class Y and Class I. Under the Plan, the Acquiring Fund will issue Class Y and Class I shares for distribution to the Acquired Fund shareholders.

Each share of beneficial interest of the Acquiring Fund has one vote and shares equally in dividends and distributions when and if declared by the Acquiring Fund and in the Acquiring Fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. The shares do not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as the Board of Trustees of Madison Funds may determine. Shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for trustees can elect all trustees and the remaining shareholders would not be able to elect any trustees. Shareholders of the Acquiring Fund vote, as a series of Madison Funds, to change, among other things, a fundamental policy of the Acquiring Fund and to approve the Acquiring Fund’s investment advisory contract. The Acquiring Fund is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Board of Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shares of the Acquiring Fund will be sold and redeemed based upon their NAV per share next determined after receipt of the purchase or redemption request.

Dividends and Other Distributions. On or before the Valuation Time, the Acquired Fund may make one or distributions to shareholders. Such distributions generally will be taxable as ordinary income or capital gains to shareholders that hold their shares of the Acquired Fund in a taxable account.

Share Certificates. The Acquiring Fund will not issue certificates representing Acquiring Fund shares generally or in connection with the Acquisition. Ownership of the Acquiring Fund's shares will be shown on the books of the Acquiring Fund's transfer agent. If you currently hold certificates representing shares of the Acquired Fund, it is not necessary to surrender the certificates.

Federal Income Tax Consequences. The Acquisition is expected to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code, and thus is not expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders. As a condition to the closing of the Acquisition, subject to certain stated assumptions contained therein, the Acquired Fund and the Acquiring Fund will receive an opinion from DeWitt Ross & Stevens S.C. substantially to the effect that, for United States federal income tax purposes:

•
the Acquired Fund’s transfer of all of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring fund of all the liabilities of the Acquired fund, followed by the Acquired Fund’s distribution of the shares of the Acquiring Fund to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•
under Sections 361 and 357 of the Code, the Acquired Fund will not recognize gain or loss (i) upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or (ii) upon the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund in liquidation;

•
under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon its receipt of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

•
under Section 362(b) of the Code, the tax basis in the hands of the Acquiring Fund of each asset of the Acquired Fund will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof;

•
under Section 1223(2) of the Code, the holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such asset was held or treated for federal income tax purposes as held by the Acquired Fund;

•
under Section 354 of the Code, no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Acquisition;

•
under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that each Acquired Fund shareholder receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•
under Section 1223(1) of the Code, each Acquired Fund shareholder's holding period for the Acquiring Fund shares received in the Acquisition will include the period for which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets; and

•	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section

•	381(c) of the Code.

This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

The ability of the Acquiring Fund to carry forward capital losses of the Acquired Fund and use such losses to offset future gains may be limited as a direct result of the Acquisition. Capital loss carryforwards of the Acquired Fund as of December 31, 2013 are as follows:

Capital Loss Carryforwards	Expiring In
$181,480,643[1]	2017
1 A significant portion of the capital loss carryforwards are subject to limitations pursuant to Section 382 of the Code.
Shareholders of the Acquired Fund are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to foreign, state and local tax consequences, if any, of the Acquisition.

Capitalization Information. The following table shows the capitalization of each of the Funds as of April 30, 2014, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of April 30, 2014:

Share Class	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquired Fund Pro Forma Combined
Advisor Class/Class Y:
Net Assets	$3,480,523	$-	($531)	$3,479,992
Shares Outstanding[1]	197,469	-	-	197,469
Net Asset Value per Share	$17.63	$-	$-	$17.62
Institutional Class/Class I:
Net Assets	$204,200,622	$-	($31,169)	$204,169,453
Shares Outstanding[1]	11,582,820	-	-	11,582,820
Net Asset Value per Share	$17.63	$-	$-	$17.63
Total:
Net Assets	$207,681,145	$-	($31,700)	$207,649,445
Shares Outstanding[1]	11,780,289	-	-	11,780,289
1The correlating Acquired Fund share classes will be exchanged for the Acquiring Fund share classes at the Acquired Fund’s ending     NAV calculated as of the Valuation Time.

Costs of the Acquisition. Acquisition costs, estimated at between $25,000 and $50,000, will be borne by HGI and Madison, not the Funds. Such costs include printing and proxy solicitation expenses and the costs of establishing the Acquiring Fund and terminating the Acquired Fund following the Acquisition. Significant portfolio repositioning costs are not expected in connection with the Acquisition. However, certain jurisdictions impose taxes on the transfer of securities, and such transfer taxes, currently estimated at approximately $254,000, will be borne, in part, by the Acquired Fund. Specifically, the Acquired Fund will bear approximately $29,000 of such transfer taxes. Additionally, one security held by the Acquired Fund cannot be directly transferred to the Acquiring Fund due to local government restrictions and, as a result, the Acquired Fund will incur brokerage costs in connection with the transfer of this security, currently estimated at $3,000, as well as capital gains estimated at $398,585 or $0.034 per Acquired Fund share (the actual amount of capital gains will not be known until the time of the transfer and may be more or less than currently estimated).

Based on the foregoing, the total estimate of the costs and expenses of the Acquisition, including amounts paid or to be paid by HGI and Madison, is approximately $282,000-$307,000, or $0.024-$0.026 per Acquired Fund share. Excluding the amounts paid or to be paid by HGI and Madison, the total estimate of the costs and expenses of the Acquisition is approximately $32,000, or $0.003 per Acquired Fund share.

INFORMATION ABOUT THE FUNDS
Each of the Acquired Fund and the Acquiring Fund is a diversified investment company registered under the 1940 Act. The Acquired Fund is a series of the Trust, an open-end management investment company organized as a Massachusetts business trust. The Acquiring Fund is a series of Madison Funds, an open-end management investment company organized as a Delaware statutory trust.
Management of the Funds. Each Fund's Board of Trustees oversees the management of the business and affairs of its respective Fund. Each Fund's Board of Trustees approve all significant agreements between the respective Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment adviser. The day-to-day operations of each Fund are delegated to the officers of the respective Fund, subject to the general supervision by its Board of Trustees. Subsequent to the consummation of the Acquisition, the Board of Trustees and officers of the Acquired Fund will be replaced by the Board of Trustees and officers of the Acquiring Fund.

The following table presents information about the Board of Trustees and officers of Madison Funds (the Acquiring Fund is a series of Madison Funds, which has one Board of Trustees for all its series).

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[1]	Other Directorships Held by Director/ Trustee During Past Five Years
Katherine L. Frank[2] 1960	Trustee and President, 2009 – Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Managing Director and Vice President, 1986 – 2010
Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 – Present; Vice President, 2004 – 2010
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; President, 1996 – 2010
Madison Strategic Sector Premium Fund (closed end fund), President, 2005 – Present; Ultra Series Fund (16) (mutual funds), President, 2009 – Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 – Present
			38	Madison Strategic Sector Premium Fund, 2005 – Present; Ultra Series Fund (16), 2009 – Present
Jay R. Sekelsky 1959	Vice President, 2009 – Present
MIH, Executive Director and Chief Investment Officer, 2010 – Present; Managing Director and Vice President, 1990 – 2010
Madison, Executive Director and Chief Investment Officer, 2010 – Present
MIA, Executive Director and Chief Investment Officer, 2010 – Present; Vice President, 1996 – 2010
Madison Strategic Sector Premium Fund, Vice President, 2005 – Present; Ultra Series Fund (16), Vice President, 2009 – Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 – Present
			N/A	N/A

Interested Trustees and Officers
Paul Lefurgey 1964	Vice President, 2009 – Present
MIH, Executive Director and Head of Fixed Income Investments, 2013 – Present; Managing Director and Head of Fixed Income Investments, 2005 – 2013; Madison and MIA, Executive Director and Head of Fixed Income Investments, 2013 – Present; Managing Director and Head of Fixed Income Investments, 2010 – 2013
MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 – 2005
Madison Strategic Sector Premium Fund, Vice President, 2010 – Present; Ultra Series Fund (16), Vice President, 2009 – Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 – Present
		N/A	N/A
Greg D. Hoppe 1969	Treasurer, 2009 – Present
MIH and MIA, Vice President, 1999 – Present; Madison, Vice President, 2009 – Present
Madison Strategic Sector Premium Fund, Treasurer, 2009 – Present; Chief Financial Officer, 2005 – 2009; Ultra Series Fund (16), Treasurer, 2009 – Present; Madison Covered Call & Equity Strategy Fund, Treasurer, December 2012 – Present
		N/A	N/A
Holly S. Baggot 1960	Secretary, 1999 – Present Assistant Treasurer, 1999 – 2007; 2009 – Present
MIH and MIA, Vice President, 2010 – Present; Madison, Vice President, 2009 – Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 – Present
MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005
Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 – Present; Ultra Series Fund (16), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 – Present
		N/A	N/A
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present
MIH, MIA, Madison and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 – Present; General Counsel and Chief Compliance Officer, 1996 – 2009
MFD, Principal, 1998 – Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 – 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 – Present
Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present; Secretary, General Counsel and Chief Compliance Officer, 2005 – 2009; Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, December 2012 – Present
Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present
		N/A	N/A

Interested Trustees and Officers
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present
MIH, MIA, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 – Present
NorthRoad, General Counsel & Chief Legal Officer, 2011 – Present
Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 – Present; Ultra Series Fund (16), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present; Madison Covered Call & Equity Strategy Fund, General Counsel, Chief Legal Officer and Assistant Secretary, December 2012 – Present
CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 – 2009
Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Partner/Shareholder, Securities Practice Group, 1994-2007
		N/A	N/A
1The “fund complex” consists of Madison Funds with 21 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 39 separate portfolios in the fund complex. Not every trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.
2 “Interested person” as defined in the 1940 Act. Considered an interested trustee because of the position held with the investment adviser of Madison Funds.

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Director/Trustee During Past Five Years
Philip E. Blake 1944	Trustee, 2009 – Present	Retired Investor Lee Enterprises, Inc. (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	39
Edgewood College, 2003 – Present; Chairman of the Board, 2010 – 2012
Nerites Corporation (technology company), 2004 –Dec. 2013
Madison Strategic Sector Premium Fund, 2005 – Present;
Ultra Series Fund (16), 2009 – Present; Madison Covered Call & Equity Strategy Fund, 2005 – August 2009, and December 2012 – Present

James R Imhoff, Jr. 1944	Trustee, 2009 – Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 – Present	39	Park Bank, 1978 – Present Madison Strategic Sector Premium Fund, 2005 – Present; Madison Covered Call & Equity Strategy Fund, 2005 – Present; Ultra Series Fund (16), 2009 – Present
Steven P. Riege 1954	Trustee, 2005 – Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 – Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001	37	Forward Service Corporation (employment training non-profit), 2010 – Present Stanek Tool Corp., 1990 – Present Ultra Series Fund (16), 2005 – Present
Richard E. Struthers 1952	Trustee, 2004 – Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 – Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – 2012 IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	37	Park Nicolet Health Services, 2001 – 2012 HealthPartners, 2013 – Present Ultra Series Fund (16), 2004 – Present
Lorence D. Wheeler 1938	Trustee, 2009 – Present	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 – 1997	39
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present
Madison Strategic Sector Premium Fund, 2005 – Present;
Madison Covered Call & Equity Strategy Fund, 2005 – Present;
Ultra Series Fund (16), 2009 – Present

[1]	Independent trustees serve in such capacity until reaching the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

[2]
The “fund complex” consists of Madison Funds with 21 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 39 separate portfolios in the fund complex. Not every trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

The day-to-day management of, and investment decisions for, the Acquired Fund are made by a team comprised of Tom Tibbles, Barry Lockhart and Patrick Tan. This same portfolio management team will manage the Acquiring Fund following consummation of the Acquisition. Biographical information regarding the portfolio management team is provided below. The Acquired Fund’s SAI provides additional information about the portfolio managers, including information about their compensation, other accounts managed by them, and their ownership of securities in the Acquiring Fund.

Thomas R.H. Tibbles, CFA has co-managed the Acquired Fund since its inception in June 2003. He joined HGI in 1999 and serves as Chief Investment Officer for HGI’s International Growth Strategy and Managing Director-Canada. From 1996 to 1999, Mr. Tibbles was the Head of the Global Equity Team at Indago Capital Management in Toronto, which was an affiliate of Canada Life Investment Management (“Canada Life”). Mr. Tibbles has been granted the designation of Chartered Financial Analyst.

Barry A. Lockhart, CFA has co-managed the Acquired Fund since its inception in June 2003. He joined HGI in 1999 and serves as HGI’s Deputy Managing Director-Canada. Prior to joining HGI, he served as a Senior Investment Analyst with responsibilities in the U.S., Far East, European and Latin American equity markets for Canada Life. Mr. Lockhart also served as a Portfolio Manager of foreign equities for Indago Capital Management in Toronto. Mr. Lockhart has been granted the designation of Chartered Financial Analyst.

Patrick Tan has co-managed the Acquired Fund since its inception in June 2003. He joined HGI in 1999 and serves as a Senior Vice President, Research. From 1997 to 1999, Mr. Tan was an Analyst at Indago Capital Management in Toronto.

Advisory Agreements and Fees. The Acquired Fund's investment adviser is HGI, which is located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, FL 33301. HGI is a wholly-owned subsidiary of Hansberger Group, Inc., which is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. HGI conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2013, HGI had approximately $4.6 billion in assets under management.

The Acquiring Fund’s investment adviser is Madison, which is located at 550 Science Drive, Madison, WI 53711. Madison is a subsidiary of Madison Investment Holdings, Inc. (“MIH”). As of December 31, 2013, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed approximately $16 billion in assets, including open-end mutual funds, closed-end funds, separately managed accounts and wrap accounts.

Under each Fund's advisory agreement with its investment adviser (each an "Advisory Agreement"), the investment adviser provides investment advisory services to the Fund. Under its Advisory Agreement, each Fund pays the investment adviser an advisory fee at an annual rate of 0.75% of the average daily net assets of such Fund. Such fee is accrued daily and paid monthly. Each Advisory Agreement continues in effect (after an initial term of two years) from year to year if such continuance is specifically approved, at least annually, by a majority vote of the trustees of the relevant Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s most recent approval of the Advisory Agreement of the Acquired Fund is available in the Acquired Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2013. A discussion regarding the basis for the Acquiring Fund's Board of Trustees’ approval of the Advisory Agreement of the Acquiring Fund will be available in the Acquiring Fund's first annual report to shareholders for the period ending October 31, 2014.

In addition, Madison has agreed to limit the operating expenses of the Acquiring Fund pursuant to an expense limitation agreement with Madison Funds, on behalf of the Acquiring Fund, that is substantially similar to the expense limitation agreement between HGI and the Trust, on behalf of the Acquired Fund. Under the expense limitation agreement currently in effect for the Acquired Fund, which expires on April 30, 2015, the total net operating expenses of the Acquired Fund are capped at 1.15% for the Advisor Class shares and 1.00% for the Institutional Class shares (exclusive of certain expenses, such as brokerage expenses, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses, such as litigation and indemnification expenses). Madison has agreed to reduce its advisory fee and/or pay Acquiring Fund operating expenses to the extent necessary to limit the total annual operating expenses to 1.15% and 1.00% of average daily net assets for the Class Y and Class I shares, respectively (exclusive of certain expenses, such as brokerage expenses, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses, such as litigation and indemnification expenses). This expense limitation agreement will continue for at least two years following the Effective Date.

Distributor. NGAM Distribution, L.P. is the distributor for the Acquired Fund, and MFD Distributor, LLC (“MFD”) is the Acquiring Fund's distributor. MFD’s principal business address is 8777 North Gainey Center Drive, Suite 220, Scottsdale, AZ 85258, with a branch office at 550 Science Drive, Madison, WI 53711. MFD is a wholly-owned subsidiary of MIH and an affiliate of Madison. No distribution and/or service fees are paid with respect to Class Y or Class I Class shares, which the Acquired Fund shareholders will receive in the Acquisition.

VOTING INFORMATION
The Board has fixed the close of business on May 16, 2014, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. As of the Record Date, the Acquired Fund had 196,591.923 Advisor Class shares and 11,590,963.627 Institutional Class shares issued and outstanding. As of such date, the trustees and officers of the Acquired Fund, as a group, beneficially owned less than 1% of the outstanding shares of either class of the Acquired Fund. To the knowledge of the Trust, the following table shows the persons owning as of Record Date, either of record or beneficially, 5% or more of the outstanding shares of either class of the Acquired Fund.

Fund/Class	Shareholder Name and Address	Percent of Shares Held of the Class	Percent of Shares Held of the Fund
International Growth Fund/ Advisor Class	TD Ameritrade Zanesville, OH 43702-2186	6.91%	0.11%
International Growth Fund/ Institutional Class	NFS LLC Chicago, IL 60675-0001	41.61%	40.92%
International Growth Fund/ Institutional Class	Celotex Asbestos Settlement Trust Wilmington, DE 19801-1256	15.80%	15.54%
International Growth Fund/ Institutional Class	United States Gypsum Personal Injury Washington, DC 20036	9.69%	9.53%
International Growth Fund/ Institutional Class	Northern Trust Chicago, IL 60675-2956	9.38%	9.23%
International Growth Fund/ Institutional Class	NFS LLC Chicago, IL 60675-0001	6.31%	6.20%

Based on the foregoing, as of the Record Date, NFS LLC may be deemed to "control" the Acquired Fund. "Control" for this purpose is the ownership of more than 25% of the Acquired Fund's voting securities.

Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may vote by appearing in person at the Meeting, by returning the enclosed Proxy Card or by casting their vote via telephone using the instructions provided on the enclosed Proxy Card. To vote by telephone, please use the telephone number found on the Proxy Card. Owners of shares held through a broker or nominee (who is the shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions. Instructions to be followed by a shareholder of record to submit a proxy via telephone, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone should not also return a Proxy Card.

A shareholder of record may revoke that shareholder's proxy at any time prior to exercise thereof by notifying the Secretary of the Trust in writing at 399 Boylston Street, Boston, MA 02116, or by returning a proxy with a later date. You also can revoke a proxy by voting in person at the Meeting.

All properly executed proxies received prior to the Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of the Plan. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). Approval of the Plan requires the affirmative vote of the holders of a majority of the shares voted at the Meeting. Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Acquisition.

If any proposal, other than the Plan, to be voted on by the shareholders of the Acquired Fund properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

A quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting will consist of the presence in person or by proxy of the holders of 30% of the shares of the Acquired Fund outstanding at the close of business on the Record Date. If a quorum is not represented at the Meeting or, even if a quorum is so present, if sufficient votes are not received by the date of the Meeting, or for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies.

LEGAL MATTERS
The validity of shares offered hereby will be passed upon for the Acquiring Fund by Sullivan & Worcester, LLP.

FINANCIAL HIGHLIGHTS
The fiscal year-ends of the Acquired Fund and the Acquiring Fund are December 31 and October 31, respectively. The financial highlights of the Acquired Fund for the five years ended December 31, 2013 are contained in the Acquired Fund's most recent Annual Report to Shareholders dated December 31, 2013, and have been audited by Pricewaterhouse Coopers LLP, independent registered public accounting firm of the Acquired Fund. The Acquiring Fund has not been operational for a full fiscal period; therefore, financial highlights are not available.

INFORMATION FILED WITH THE SEC
The Trust and the Madison Funds are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036.

You may also view or obtain these documents from the SEC:

By phone:    1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:    Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 (duplicating fee required)

By Email:     publicinfo@sec.gov (duplicating fee required)

By Internet:     www.sec.gov
Information relating to the Acquired Fund and the Acquiring Fund can be found in the following documents:

•
The Statement of Additional Information dated June 10, 2014 that has been filed with the SEC in connection with this Proxy Statement/Prospectus and is incorporated into this Proxy Statement/Prospectus by reference (the “Acquisition SAI”);

•
The Annual Report to Shareholders for the Acquired Fund, which contains audited financial statements for the fiscal year ended December 31, 2013, which is incorporated into this Proxy Statement/Prospectus by reference; and

•	The Prospectus and Statement of Additional Information (“SAI”) of the Acquired Fund dated May 1, 2014, which are incorporated into this Proxy Statement/Prospectus by reference.

The Acquiring Fund is a recently created fund that has not yet commenced operations; therefore, no shareholder reports for the Acquiring Fund are available.

Copies of the Annual Report to Shareholders of the Acquired Fund, and the Prospectus and SAI of the Acquired Fund, are available, along with the Proxy Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail    Hansberger International Series
P.O. Box 8030
Boston, MA 02266-8030

By phone:    (800) 414-6927

By Internet:    www.hansberger.com/mutual_fund/index.html

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION
AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (the “Agreement”) dated as of this 25th day of April, 2014, by and between the Hansberger International Growth Fund, a series of Hansberger International Series (the “Acquired Fund”), a Massachusetts business trust, and the Madison Hansberger International Growth Fund, a series of Madison Funds (the “Acquiring Fund”), a Delaware statutory trust. Madison Asset Management, LLC (“Madison”), a Wisconsin limited liability company, and Natixis Global Asset Management, L.P. (“NGAM”), a Delaware limited partnership, are parties to this Agreement with respect to Section 6.4(b) hereof only.

W I T N E S S E T H:
WHEREAS, Hansberger International Series and Madison Funds are each open-end investment management companies; and
WHEREAS, the parties hereto desire to provide for the acquisition by the Acquiring Fund of all of the assets and known and unknown liabilities of the Acquired Fund, whether absolute, accrued, contingent or otherwise, existing on the Closing Date (as hereinafter defined), solely in exchange for all shares of beneficial interest (no par value) (“Shares”) of the Acquiring Fund, which Shares of the Acquiring Fund will thereafter be distributed by the Acquired Fund to its shareholders in complete liquidation and complete cancellation of its shares, with each shareholder being entitled to receive that proportion of the Shares which the net asset value of the shares of the Acquired Fund held by such shareholder bears to the total net asset value of the shares of the Acquired Fund outstanding as of the close of business on the Valuation Date (as hereinafter defined).
NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1.	The Reorganization and Liquidation of the Acquired Fund.
1.1.     The parties hereto hereby adopt this Agreement, pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), as follows: the reorganization will comprise the acquisition by the Acquiring Fund of all of the properties and assets of the Acquired Fund, solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether choate or inchoate, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) of the Acquired Fund, existing on the Closing Date, followed by the distribution by the Acquired Fund of such Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, and the liquidation of the Acquired Fund, all upon, and subject to, the terms of the Agreement hereinafter set forth.
The share transfer books of the Acquired Fund will be permanently closed on the Valuation Date and only redemption requests made by shareholders of the Acquired Fund pursuant to Section 22(e) of the Investment Company Act of 1940, as amended (the “1940 Act”), received in proper form on or prior to the Valuation Time (as hereinafter defined) shall be fulfilled by the Acquired Fund; redemption requests received by the Acquired Fund after the Valuation Time shall be treated as requests for the redemption of the Shares of the Acquiring Fund to be distributed to the shareholder in question as provided in Section 1.5 herein.
1.2.     On the Closing Date, all of the assets of the Acquired Fund existing on the Closing Date shall be assigned, conveyed, transferred and delivered to, and all of the liabilities of the Acquired Fund existing on the Closing Date shall be assumed by, the Acquiring Fund, and the number of full and fractional Shares of the Acquiring Fund having an aggregate net asset value equal to the value of the net assets of the Acquired Fund will be transferred and delivered to the Acquired Fund.
1.3.     The net asset value of Shares of the Acquiring Fund and the value of the net assets of the Acquired Fund to be transferred to the Acquiring Fund shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The value of the net assets of the Acquired Fund to be transferred to the Acquiring Fund shall be calculated using the valuation procedures set forth in the Acquiring Fund Prospectus (as hereinafter defined). Each of the Acquired Fund and the Acquiring Fund hereby agrees to cooperate with the other party in valuing the net assets of the Acquired Fund and agrees to use commercially reasonable efforts to identify and resolve prior to the Valuation Time any pricing differences between the prices of the portfolio securities of the Acquired Fund to be transferred to the Acquiring Fund that result from the use of the valuation procedures of the Acquiring Fund as compared to the valuation procedures of the Acquired Fund.
In its discretion, the Acquired Fund shall be entitled to declare and pay, on or prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, is intended to distribute to the Acquired Fund’s shareholders all of the Acquired Fund’s investment company taxable income as defined in Section 852(b) of the Code (computed without regard to any deduction for dividends paid), all of its net tax-exempt income (if any) and all of its net capital gain (if any), in each case for taxable years ending on or prior to the Closing Date and for the period from the closing of its last taxable year through the Closing Date.
1.4.     The closing shall be at the office of Madison Asset Management, LLC, at 4:00 p.m., Central time on July 31, 2014, or at such other time, date or place as the parties may designate (the “Closing Date”). The Closing Date is also the “Valuation Date,” and the “Valuation Time” is 3:00 p.m., Central time, on the Valuation Date (or such other time that the New York Stock Exchange closes).
In the event that on the Valuation Date, either the Acquiring Fund or the Acquired Fund has, pursuant to the 1940 Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date and the Valuation Date shall be postponed until the first business day after the date when neither party has such suspension or postponement in effect; provided, however, that if such suspension by a fund shall continue for a period of 60 days beyond the original Valuation Date, then the other fund party to this Agreement shall be permitted to terminate this Agreement without liability to any party to this Agreement for such termination.
1.5.     As soon as practicable after the Closing Date, the Acquired Fund shall distribute to each of its shareholders that proportion of the Shares which the net asset value of the shares of the Acquired Fund held by such shareholder as of the Valuation Time bears to the total net asset value of the shares of the Acquired Fund outstanding as of the Valuation Time. All issued and outstanding shares of beneficial interest of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. For the purpose of the distribution by the Acquired Fund of such Shares to its shareholders, the Acquiring Fund will promptly cause its transfer agent to: (i) credit an appropriate number of Shares of the Acquiring Fund, on the books of the Acquiring Fund, to each shareholder of the Acquired Fund, in accordance with a list of its shareholders received from the Acquired Fund (the “Shareholder List”); and (ii) confirm an appropriate number of Shares has been delivered to each shareholder of the Acquired Fund. No certificates for Shares of the Acquiring Fund will be issued in connection with the reorganization contemplated hereby. Any certificates representing shares of the Acquired Fund shall automatically be cancelled and each holder of a certificate representing shares of the Acquired Fund shall cease to have any rights with respect thereto, except the right to receive Shares as provided herein. Any transfer taxes payable upon issuance of the Shares in a name other than the registered holder of shares on the Acquired Fund's books as of the Valuation Time shall, as a condition of such issuance and transfer, be paid by the person to whom such Shares are to be issued and transferred.
The Shareholder List shall indicate, as of the Valuation Time, the name and address of each shareholder of record of the Acquired Fund, indicating his or her share balance. The Acquired Fund agrees to supply the Shareholder List to the Acquiring Fund not later than the Closing Date.
1.6.     At the time of delivery of portfolio securities for examination, as provided in Section 1.7, the Acquired Fund shall deliver to the Acquiring Fund two copies of a list setting forth the securities then owned by the Acquired Fund, including any additional information requested by the Acquiring Fund that is material to the characterization of such securities or distributions thereon in the hands of the Acquiring Fund.
1.7.     Portfolio securities or written evidence reasonably acceptable to the Acquiring Fund of record ownership thereof by the Acquired Fund shall be presented by the Acquired Fund to the Acquiring Fund or, at its request, to its custodian, for examination no later than five business days preceding the Closing Date, it being understood that such holdings may change prior to the Valuation Date. The Acquiring Fund hereby agrees to keep any such information provided prior to the Closing Date confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transactions contemplated herein, and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential. All of the Acquired Fund’s assets, including its portfolio securities, as of the Valuation Date shall be delivered, or transferred by appropriate transfer or assignment documents, by the Acquired Fund on the Closing Date to the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any, or a check for the appropriate purchase price thereof. The cash delivered, if any, shall be in the form of certified or bank cashier’s checks or by bank wire payable to the order of the Acquiring Fund or be such other means as are acceptable to the Acquiring Fund and the Acquired Fund. The number of full and fractional Shares of the Acquiring Fund being delivered against the securities, assets and cash of the Acquired Fund, registered in the name of the Acquired Fund, shall be delivered to the Acquired Fund on the Closing Date. Such Shares shall thereupon be assigned by the Acquired Fund to its shareholders so that the Shares of the Acquiring Fund may be distributed as provided in Section 1.5 herein.
If, at the Closing Date, the Acquired Fund is unable to make delivery under this Section 1.7 to the Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by the Acquired Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or the Acquired Fund’s custodian, then the delivery requirements of this Section 1.7 with respect to said undelivered securities or cash will be waived and the Acquired Fund will deliver to the Acquiring Fund by or on the Closing Date executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to the Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be requested by the Acquiring Fund.
1.8.     The Acquired Fund will use commercially reasonable efforts to discharge all known liabilities, to the extent practicable, other than those incurred in the ordinary course of business, prior to the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether choate or inchoate, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, existing on the Closing Date.
1.9.     As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be deregistered as an investment company under the 1940 Act and dissolved pursuant to the provisions of the Declaration of Trust of Hansberger International Series, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund, whether under the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise (other than with respect to tax reporting matters, which are addressed in Section 9 below), is and shall remain the responsibility of the Acquired Fund for all periods prior to the Closing Date.
1.10.    Copies of all books and records maintained on behalf of the Acquired Fund in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will be made available upon request after the Closing Date to officers of the Acquiring Fund or their designee, at no cost, and the Acquiring Fund or its designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.
2.    Conditions Precedent to Obligations of the Acquiring Fund. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:
A.     The Board of Trustees of the Acquired Fund shall have authorized the execution of this Agreement and the shareholders of the Acquired Fund shall have approved the transactions contemplated herein, and the Acquired Fund shall have furnished to the Acquiring Fund copies of resolutions to that effect; such shareholder approval shall have been by the vote of a majority of the shares of the Acquired Fund voted at a meeting for which proxies have been solicited by a combined proxy statement and prospectus, as contemplated by Rule 145 under the Securities Act (the “Combined Proxy Statement/Prospectus”).
B.     The Acquiring Fund shall have received an opinion from Ropes & Gray LLP, dated the Closing Date, to the effect that (i) Hansberger International Series is a duly organized and validly existing Massachusetts business trust under the laws of Massachusetts with full trust powers to carry on its business, as such business is, to such counsel’s knowledge, being conducted and to enter into and perform this Agreement, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of Hansberger International Series; (ii) assuming that the Registration Statement (as hereinafter defined) and the Combined Proxy Statement/Prospectus comply with the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Madison Funds on behalf of the Acquiring Fund, all action by Hansberger International Series necessary to make this Agreement, according to its terms, valid, binding and enforceable against the Acquired Fund and to authorize effectively the transactions contemplated by this Agreement has been taken by Hansberger International Series; and (iii) Hansberger International Series is registered with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act and, to the knowledge of such counsel, the Commission has not issued to the Acquired Fund notice of any hearing or other proceeding to consider suspension or revocation of such registration.

C.     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
D.     The representations and warranties of the Acquired Fund contained herein shall be true and correct in all material respects at and as of the Closing Date and each of Hansberger International Series and the Acquired Fund shall have complied with all of the terms of the Agreement and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date, and the Acquiring Fund shall have been furnished with a certificate of the President, Secretary or Treasurer of Hansberger International Series, on behalf of the Acquired Fund, to this effect dated the Closing Date.
E.     A registration statement filed by the Acquiring Fund under the Securities Act on Form N-14 and containing the Combined Proxy Statement/Prospectus shall have become effective under the Securities Act (the “Registration Statement”), no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.
F.     That all actions taken by Hansberger International Series on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Sullivan & Worcester LLP.
G.     The Acquiring Fund shall have received an opinion, dated the Closing Date, of DeWitt Ross & Stevens S.C., to the same effect as the opinion contemplated by Section 3(G) of this Agreement.
3.     Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:
A.     The Board of Trustees of the Acquiring Fund shall have authorized the execution of this Agreement, and the Acquiring Fund shall have furnished to the Acquired Fund copies of resolutions to that effect, and the shareholders of the Acquired Fund shall have approved the transactions contemplated herein by the requisite vote of such shareholders.

B.     The Acquired Fund shall have received an opinion from Sullivan & Worcester LLP, dated the Closing Date, to the effect that (i) Madison Funds is a duly organized and validly existing Delaware statutory trust under the laws of Delaware with full trust powers to carry on its business, as such business is, to such counsel’s knowledge, being conducted and to enter into and perform this Agreement, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of Madison Funds; (ii) the Registration Statement and all post-effective amendments filed with the Commission on or before the Closing Date, if any, has become effective under the Securities Act, and to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purpose is pending or threatened by the Commission; (iii) assuming that the Registration Statement and the Combined Proxy Statement/Prospectus comply with the Securities Act, the Exchange Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Hansberger International Series on behalf of the Acquired Fund, all action by Madison Funds necessary to make this Agreement, according to its terms, valid, binding and enforceable against the Acquiring Fund and to authorize effectively the transactions contemplated by this Agreement has been taken by Madison Funds; (iv) the Shares to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable; and (v) Madison Funds is registered with the Commission as an investment company under the 1940 Act and, to the knowledge of such counsel, the Commission has not issued to the Acquiring Fund notice of any hearing or other proceeding to consider suspension or revocation of such registration.
C.     That Madison Funds, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund a document dated as of the Closing Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the known and unknown liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether choate or inchoate, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) of the Acquired Fund existing as of the Closing Date.
D.     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

E.     That all actions taken by Madison Funds on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.
F.     The representations and warranties of the Acquiring Fund contained herein shall be true and correct in all material respects at and as of the Closing Date and each of Madison Funds and the Acquiring Fund shall have complied with all of the terms of the Agreement and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date, and the Acquired Fund shall have been furnished with a certificate of the President, Secretary or Treasurer of Madison Funds, on behalf of the Acquiring Fund, to this effect dated the Closing Date.
G.     The Acquired Fund shall have received an opinion satisfactory in form and substance to the Acquired Fund from DeWitt Ross & Stevens S.C., which shall be entitled to rely in rendering such opinion on the representations of the Acquired Fund herein and such other customary representations as it deems necessary for purposes of such opinion, to the effect that, for federal income tax purposes:
(a) The Acquired Fund’s transfer of all of its assets to the Acquiring Fund solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the Acquired Fund’s distribution of Shares of the Acquiring Fund to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. The Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of shares of the Acquired Fund for the Shares of the Acquiring Fund;
(c) Under Sections 361 and 357 of the Code, the Acquired Fund will not recognize gain or loss (i) upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, or (ii) upon the distribution of the Shares of the Acquiring Fund to the shareholders of the Acquired Fund;
(d) Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon its receipt of all of the Acquired Fund’s assets and liabilities, if any, solely in exchange for Shares of the Acquiring Fund;
(e) Under Section 358 of the Code, the aggregate tax basis of the Shares of the Acquiring Fund received by each of the shareholders of the Acquired Fund will be the same as the shareholder’s aggregate tax basis in the shares of the Acquired Fund surrendered in exchange therefor;
(f) Under Section 1223(1) of the Code, the holding period of the Shares of the Acquiring Fund received in exchange for Acquired Fund shares by each shareholder of the Acquired Fund will include the period for which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares surrendered in exchange therefor, provided that the shareholder held such Acquired Fund shares as capital assets;
(g) Under Section 362(b) of the Code, the tax basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the transfer;
(h) Under Section 1223(2) of the Code, the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held or treated for federal income tax purposes as held by the Acquired Fund; and
(i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code.
H.     The Registration Statement shall have become effective under the Securities Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquired Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.
4.     Representations, Warranties and Covenants of Acquired Fund. Hansberger International Series, on behalf of the Acquired Fund, hereby represents, warrants, covenants and agrees that:
(A)     The Board of Trustees of the Acquired Fund has authorized the execution of this Agreement and the transactions contemplated hereby, and has furnished to the Acquired Fund copies of resolutions to that effect.
(B)     The financial statements of the Acquired Fund as of December 31, 2013, heretofore furnished to the Acquiring Fund, present fairly the financial position, results of operations, changes in net assets and liabilities of the Acquired Fund as of that date, in conformity with accounting principles generally accepted in the United States of America; and to its knowledge, from December 31, 2013, through the date hereof, there have not been, and through the Closing Date it is not anticipated that there will be, any material adverse change in the business or financial condition of the Acquired Fund, it being agreed that a decrease in the size of the Acquired Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change.
(C)     The prospectus and statement of additional information contained in the Acquired Fund’s registration statement under the 1940 Act and the Securities Act, dated May 1, 2014, as amended and supplemented (collectively, the “Acquired Fund Prospectus”), conforms in all material respects to the requirements of the 1940 Act and the Securities Act and the regulations thereunder and does not contain with respect to Hansberger International Series or the Acquired Fund any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Acquired Fund’s registration statement, as amended, as of the date of the filing of the last post-effective amendment, conformed in all material respects to the requirements of the 1940 Act and the Securities Act and the regulations thereunder and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(D)     It is not aware of any material undisclosed or contingent liability of the Acquired Fund (other than liabilities arising in the ordinary course of business) that is not reflected in the Acquired Fund’s financial statements for the period ended December 31, 2013 and it is not aware of any material legal, administrative, or other proceedings or investigations pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund that is not reflected in the Acquired Fund Prospectus. Prior to the Valuation Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material known liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2013, whether or not incurred in the ordinary course of business.
(E)     There are no material contracts outstanding to which the Acquired Fund is a party other than those disclosed in the Acquired Fund Prospectus or the Combined Proxy Statement/Prospectus, or that have otherwise been disclosed to the Acquiring Fund, which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Valuation Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).
(F)     Hansberger International Series satisfies the fund governance standards defined in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.
(G)     The Acquired Fund is a validly existing series of Hansberger International Series, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Each of Hansberger International Series and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement. Hansberger International Series is a duly registered, open-end management investment company which offers its shares to the public, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the Securities Act are in full force and effect.
(H)     All federal and other tax returns and reports of the Acquired Fund required by law to be filed on or before the Closing Date (taking into account extensions) have been filed, and all federal and other taxes shown as due on said returns and reports have been paid or provision shall have been made for the payment thereof and, to the best of the knowledge of the officers of Hansberger International Series, no such return is currently under audit and no assessment has been asserted with respect to such returns.
(I)     For each taxable year of its operations, the Acquired Fund (i) has qualified or will qualify (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date), as a regulated investment company under Subchapter M of the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code and (iii) has been, and will be as of the Closing Date treated as a separate corporation for federal income tax purposes. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code.
(J)    As soon as practicable after the date hereof, the Acquired Fund will call a meeting of Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
(K)    All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the Securities Act and state securities laws. Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid as of the Valuation Date have been paid, and the Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered.
(L)    All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares.
(M)    At the Closing Date, the Acquired Fund will have good and valid title to all of the Acquired Fund’s assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by the Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to transfer such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the Securities Act.
(N)    The Acquired Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder.
5.    Representations, Warranties and Covenants of Acquiring Fund. Madison Funds, on behalf of the Acquiring Fund, hereby represents, warrants, covenants and agrees that:
(A)     The Board of Trustees of the Acquiring Fund has authorized the execution of this Agreement and the transactions contemplated hereby, and has furnished to the Acquired Fund copies of resolutions to that effect.
(B)     The Acquiring Fund is a validly existing series of Madison Funds, a Delaware business trust duly established and validly existing under the laws of the State of Delaware, and has power to own properties and assets and to carry out its obligations under this Agreement. Each of Madison Funds and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.
(C)     The prospectus and statement of additional information of the Acquiring Fund to be dated on or about the Closing Date, which will be included in Madison Funds’ registration statement under the 1940 Act and the Securities Act (collectively, the “Acquiring Fund Prospectus”), (i) will conform in all material respects to the applicable requirements of the 1940 Act and the Securities Act and the regulations thereunder, and (ii) will not, as of its date of effectiveness, contain, with respect to Madison Funds or the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(D)     It is not aware of any material legal, administrative or other proceedings or investigations pending or, to the knowledge of the Acquiring Fund, threatened against Madison Funds or the Acquiring Fund, not reflected in the Combined Proxy Statement/Prospectus.
(E)     The Registration Statement and the Combined Proxy Statement/Prospectus included therein, as of its effective date and as of the date of the Acquired Fund shareholder meeting contemplated herein, will conform in all material respects to the requirements of the 1940 Act and the Securities Act and will not contain, with respect to Madison Funds or the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(F)    Madison Funds satisfies the fund governance standards defined in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.
(G)     There are no material contracts outstanding to which the Acquiring Fund is a party other than those disclosed in the Registration Statement or the Combined Proxy Statement/Prospectus, that have otherwise not been disclosed to the Acquired Fund or those entered into in the ordinary conduct of its business and there are no outstanding options or rights to acquire its Shares.
(H)    As of the Closing Date, the Shares of the Acquiring Fund which the Acquiring Fund issues to the Acquired Fund pursuant to this Agreement will (i) be duly authorized, legally and validly issued, fully-paid and non-assessable, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof; (ii) conform to the description thereof contained in the Acquiring Fund’s Prospectus; and (iii) be duly registered under and offered in compliance with applicable requirements of the Securities Act and in the states where registration is required; and, as of such date, the Acquiring Fund will be duly registered under the 1940 Act and such registration will not have been revoked or rescinded.

(I)     The Acquiring Fund was formed solely for the purpose of effecting the transaction contemplated by this Agreement, has not commenced operations or engaged in any business and will not do so until after the Closing Date, and has no assets or liabilities (other than its rights and obligations under this Agreement). Accordingly, the Acquiring Fund has not prepared books of account and does not hold any property or have any tax attributes immediately before the transaction. The Acquiring Fund does not have any shareholders, and immediately following the Closing Date, the former shareholders of the Acquired Fund will own all of the Acquiring Fund’s outstanding stock. The Acquiring Fund may issue nominal Shares to Madison for purposes of certain organizational matters only, but such Shares will be redeemed prior to the Valuation Date.
(J)     The Acquiring Fund has not yet been required to file its first federal income tax return. Following the completion of its first taxable year, the Acquiring Fund will file its federal income tax return and elect to be treated as a regulated investment company. From the beginning of its first taxable year, the Acquiring Fund will take all steps necessary to ensure that it qualifies and will be treated as a regulated investment company under Sections 851 and 852 of the Code.
(K)     Following the Closing Date, the Acquiring Fund shall consistently report the transaction as a reorganization under Section 368(a)(1)(F) of the Code, and the Acquiring Fund shall for its taxable year that includes the Closing Date satisfy the requirements necessary to qualify as a regulated investment company that is eligible to compute its federal income tax under Section 852 of the Code. The Acquiring Fund shall not take any action, or cause any action to be taken or fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify or be treated as a regulated investment company for such taxable year.
(L)     The Acquiring Fund does not own, directly or indirectly, any shares of the Acquired Fund.
(M)    If the reorganization becomes effective, the Acquiring Fund will treat each shareholder of the Acquired Fund who receives any of the Shares as a result of the reorganization as having made the minimum initial purchase of Shares of the Acquiring Fund received by such shareholder for the purpose of making additional investments in Shares, regardless of the value of the Shares of the Acquiring Fund received.
6.    Representations, Warranties and Covenants of Both Funds.
6.1.    Each of the Acquiring Fund and the Acquired Fund hereby represents to the other that no broker or finder has been employed by it with respect to this Agreement or the transactions contemplated hereby.
6.2.    Each of the Acquiring Fund and the Acquired Fund represents and warrants to the other that the information concerning it in the Combined Proxy Statement/Prospectus will not, as of the effective date of the Registration Statement of which it is a part and as of the date of the Acquired Fund shareholder meeting contemplated herein, contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it contained therein will present the information shown fairly in accordance with generally accepted accounting principles consistently applied.
6.3.    Each of the Acquiring Fund and the Acquired Fund represents and warrants to the other that the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the respective Fund, and that this Agreement constitutes a valid and binding obligation of each Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Acquiring Fund’s performance of this Agreement and, subject to the approval of the Acquired Fund's shareholders, no other consents, authorizations or approvals are necessary in connection with the Acquired Fund's performance of this Agreement. Each of the Acquiring Fund and the Acquired Fund further represents and warrants that the performance of this Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party.
6.4.    Each of the Acquiring Fund and the Acquired Fund hereby further represents and warrants that:
(a) The aggregate fair market value of the Shares of the Acquiring Fund received by each shareholder of the Acquired Fund will be equal to the aggregate fair market value of the shares of the Acquired Fund surrendered in the exchange;
(b) Madison, the Acquiring Fund’s investment adviser, agrees that it will bear the costs and expenses of the transactions contemplated hereby that are incurred by the Acquiring Fund or Madison, including the costs and expenses of the Acquiring Fund’s legal counsel and auditors in connection with the preparation of the Registration Statement and the Combined Proxy Statement/Prospectus included therein. NGAM, the owner of the Acquired Fund’s investment adviser, agrees that it will bear the costs and expenses of the transactions contemplated hereby that are incurred by the Acquired Fund, NGAM and/or its affiliates (other than the registration fees associated with the Shares to be delivered as part of the reorganization), including the costs and expenses of the Acquired Fund’s legal counsel and auditors in connection with the preparation of the Registration Statement and the Combined Proxy Statement/Prospectus included therein and the costs and expenses of counsel to the Acquired Fund’s independent trustees. Notwithstanding the foregoing, the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups, transfer taxes and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchase, sale or transfer of portfolio securities. The proxy solicitation expenses of the Acquired Fund’s shareholder meeting with respect to the reorganization contemplated hereby shall be shared equally by Madison and NGAM;
(c) There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount;
(d) Except as otherwise expressly provided herein, the Acquired Fund and the Acquiring Fund will operate in the ordinary course of business between the date hereof and the Closing Date; and
(e) Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund agree that each respective Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
6.5.     The Acquiring Fund agrees that it will prepare and file the Registration Statement, which shall contain the Combined Proxy Statement/Prospectus as contemplated by Rule 145 under the Securities Act. Each of the Acquiring Fund and the Acquired Fund represents and warrants that it will use its best efforts to have the Registration Statement declared effective and to supply such information concerning itself for inclusion in the Combined Proxy Statement/Prospectus as may be necessary or desirable in this connection.
7.    Termination.
7.1.     The obligations of the parties under this Agreement shall be subject to the right of either party to abandon and terminate this Agreement without liability: (a) if the other party breaches any material provision of this Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of this Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party not disclosed on the date hereof, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date), (b) upon a determination by the party’s Board, as appropriate, that the consummation of the transactions contemplated herein is no longer in the best interest of the party, and the delivery of prompt notice to the other party hereto, or (c) in accordance with Section 1.4.
7.2.     Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

8.     Indemnification.

    8.1.     The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, Madison Funds and the trustees and officers of Madison Funds (for purposes of this Section, the “Madison Funds Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Madison Funds Indemnified Parties in connection with, arising out of or resulting from any claim, action, suit or proceeding in which any one or more of the Madison Funds Indemnified Parties may be involved or with which any one or more of the Madison Funds Indemnified Parties may be threatened by reason of any breach of any representation, warranty or covenant of the Acquired Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact contained in the Acquired Fund Prospectus, or, to the extent based on or derived from the Acquired Fund Prospectus or other documents provided by the Acquired Fund, contained in the Registration Statement or the Combined Proxy Statement/Prospectus or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Hansberger International Series or the Acquired Fund required to be stated therein or necessary to make the statements relating to Hansberger International Series or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Madison Funds Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Hansberger International Series or the Acquired Fund. The Madison Funds Indemnified Parties will notify Hansberger International Series and the Acquired Fund in writing within ten days after the receipt by any one or more of the Madison Funds Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Madison Funds Indemnified Party as to any matters covered by this Section. The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section, or, if it so elects, to assume at its expense by counsel satisfactory to the Madison Funds Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Madison Funds Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section to indemnify and hold harmless the Madison Funds Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section without the necessity of the Madison Funds Indemnified Parties’ first paying the same.
8.2.     The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, Hansberger International Series and the trustees and officers of Hansberger International Series (for purposes of this Section, the “HIS Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of HIS Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the HIS Indemnified Parties may be involved or with which any one or more of the HIS Indemnified Parties may be threatened by reason of any breach of any representation, warranty or covenant of the Acquiring Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact (except to the extent based on or derived from the Acquired Fund Prospectus or other documents provided by the Acquired Fund) contained in the Registration Statement or the Combined Proxy Statement/Prospectus or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any amounts paid by any one or more of the HIS Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Fund. The HIS Indemnified Parties will notify the Acquiring Fund in writing within ten days after the receipt by any one or more of the HIS Indemnified Parties of any notice of legal process or any suit brought against or claim made against such HIS Indemnified Party as to any matters covered by this Section. The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section, or, if it so elects, to assume at its expense by counsel satisfactory to the HIS Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the HIS Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section to indemnify and hold harmless the HIS Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section without the necessity of the HIS Indemnified Parties’ first paying the same. The Acquiring Fund agrees that, for a period of six (6) years following the Closing Date, in the event professional liability insurance coverage is not available to the trustees of the Acquired Fund, the trustees of the Acquired Fund shall be entitled to the rights to indemnification and limitations of liability as set forth in the Declaration of Trust of the Acquiring Fund in effect as of the Closing Date.
9.     Tax Matters.
9.1.     As soon as practicable after the Closing Date, Hansberger International Series will provide to the Acquiring Fund (i) a statement of the adjusted federal income tax basis of the assets transferred to the Acquiring Fund pursuant to this Agreement, (ii) the amount of capital loss carryforwards of the Acquired Fund for federal income tax purposes as of the Closing Date and (iii) a copy of any other tax books and records of the Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed after the Closing Date.
9.2.     Hansberger International Series shall file or cause to be filed tax returns required to be filed with respect to the Acquired Fund for the taxable year ending on December 31, 2013 and shall pay or cause to be paid any taxes shown as due thereon. Madison Funds shall file or cause to be filed all tax returns required to be filed with respect to the Acquired Fund or the Acquiring Fund for any period ending after the Closing Date and shall pay or cause to be paid any taxes shown as due thereon.
9.3.     Hansberger International Series and Madison Series will reasonably cooperate with each other in connection with (i) the tax preparation and filing of tax returns with respect to the Acquired Fund that are due after the Closing Date and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, with respect to the Acquired Fund for the taxable year ending on December 31, 2013 and the taxable year that includes the Closing Date.
10.    Miscellaneous.
10.1.     A copy of the Agreement and Declaration of Trust of Madison Funds is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the trustees of Madison Funds on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of Madison Funds individually but are binding only upon the assets and property of the Acquiring Fund.
10.2.     A copy of the Agreement and Declaration of Trust of Hansberger International Series is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of Hansberger International Series on behalf of the Acquired Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of Hansberger International Series individually but are binding only upon the assets and property of the Acquired Fund.
10.3.    All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such fund for the enforcement of any claims against such fund, as neither the trustees, officers, agents nor shareholders of the funds or other series of Madison Funds or Hansberger International Series, as the case may be, assume any liability for obligations entered into on behalf of any of the Acquiring Fund or the Acquired Fund.
10.4.     All prior or contemporaneous agreements and representations (written or oral) are merged into this Agreement, which constitutes the entire contract between the parties hereto and may not be changed or terminated orally.
10.5.     This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the shareholders of the Acquired Fund, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.
10.6.     At any time prior to the Closing Date, the parties may waive compliance with any of the provisions made for its benefit contained herein by executing a written acknowledgement of such waiver.
10.7.     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

10.8.     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:
To the Acquired Fund or NGAM:
Natixis Global Asset Management
Attention: Coleen Downs Dinneen
399 Boylston Street
Boston, Massachusetts 02116
(617) 369-9632 (fax)
With a copy to: Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704
(646) 728-1578 (fax)
To the Acquiring Fund or Madison Asset Management:
Madison Asset Management LLC
Attention: General Counsel
550 Science Drive
Madison, WI 53711
(608) 663-9010 (fax)
10.9.     This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to this Agreement shall, however, not be assignable.

[SIGNATURE PAGE INTENTIONALLY OMITTED]

Appendix B

PURCHASE AND REDEMPTION PROCEDURES OF THE ACQUIRING FUND
The following pages describe the differences between the Acquiring Fund’s share classes and explain how you can invest with Madison Funds. References to the “Fund” contained in this Appendix B refer to the “Acquiring Fund.”
Share Class Availability and Investment Minimums
The Fund offers two classes of shares: Class Y and Class I. Each share class offered represents investments in the same portfolio of securities, but each class has its own expense structure, which allows you to choose the one that best meets your needs. The various share classes and investment minimums are described in more detail below. When deciding which share class is best for you, carefully consider: how long you plan to own the Fund shares; how much you intend to invest; and the total expenses you’ll pay for each class.
Class Y Shares. Class Y shares do not impose a front-end sales charge, any Rule 12b-1 distribution or service fees, or a contingent deferred sales charge. Class Y shares are generally purchased through fee-based programs or investment dealers that have special arrangements with the Fund’s distributor, through certain registered investment advisors and through other intermediaries approved by the Fund.
Class Y shares are available for purchase directly from the Fund with a minimum initial investment of $25,000 for all account types, and a minimum subsequent investment of $1,000, provided that these minimums may be waived in certain situations. Class Y shares are also available for purchase by the following investors at a reduced minimum initial investment of $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50:

•	Dealers and financial intermediates that have entered into arrangements with the funds’ distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor who owned Advisor class shares of the International Growth Fund (a series of Hansberger International Series) as of the Effective Date.
The Fund reserves the right to accept purchase amounts for Class Y shares below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class I Shares. Class I shares do not impose a front-end sales charge, any Rule 12b-1 distribution or service fees, or a contingent deferred sales charge. Class I shares, which incur lower total annual fund operating expenses than other share classes offered by the Fund, may be purchased by institutions and individual investors with a minimum initial investment of $1,000,000 and a minimum subsequent investment of $100,000. The Fund reserves the right to lower these minimums on a case-by-case basis if deemed to be in the interest of the Fund.
How to Contact Us
You can reach a Madison Funds shareholder services representative by calling 1-800-877-6089 weekdays, 8:00 a.m. to 7:00 p.m., Central Time. Mail all general inquiries, new account applications and transaction requests as follows:

Regular Mail:	Express, Certified or Registered Mail:
Madison Funds P. O. Box 8390 Boston, MA 02266-8390	Madison Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Opening an Account

1.	Carefully read this prospectus.

2.	Determine how much you want to invest.

3.
Carefully complete the appropriate parts of the account application, including the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial advisor or the Madison Funds.

When opening a new account, the Fund is required by law to obtain certain personal information from you to verify your identity, including name, address, date of birth, and other information that will allow us to identify you. If you do not provide the information, the Fund’s transfer agent, on behalf of the Fund, may not be able to open your account. If the transfer agent is unable to verify your identity, the Fund reserves the right to close your account or take such other action deemed reasonable or required by law.

Purchasing Shares
The following explains how to purchase shares by check, wire, phone, exchange or Internet. You may purchase shares at any time by complying with the minimum investment requirements. Upon request, your shares will be purchased at the next net asset value (“NAV”) calculated after your order is accepted in good order by the Fund. “Good order” means that the request includes the information described in the table below.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK
Make out a check for the investment amount, payable to Madison Funds.	Make out a check for the investment amount, payable to Madison Funds.
Deliver the check and your completed application to your financial advisor or mail to Madison Funds.
Complete the detachable investment slip from your account statement. If no slip is available, send a letter specifying the Fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by check. Mail to Madison Funds.

A charge of $30 will be assessed for each returned check occurrence.
BY WIRE
Deliver your completed application to your financial advisor or mail to Madison Funds.	Call Madison Funds at 1-800-877-6089. Provide the Fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by wire.
Obtain your account number by calling your financial advisor or Madison Funds at 1-800-877-6089.

Instruct your financial institution to wire the amount of your investment to State Street Bank & Trust Company, as indicated.

Instruct your financial institution to wire the amount of your investment to State Street Bank & Trust Company:
ABA#: 0110-0002-8
FBO: Madison Funds
DDA#: 9905-510-5 FBO: (Shareholder name/account number)

BY PHONE
Not currently available.
Call Madison Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares by phone, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.

To place your purchase order, call Madison Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day.
BY EXCHANGE (Available for most accounts and amounts that meet Fund minimums.)
Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial advisor or Madison Funds at 1-800-877-6089.	Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial advisor or Madison Funds at 1-800-877-6089.
Call your financial advisor, Madison Funds at 1-800-877-6089, or use the Internet at www.madisonfunds.com to request an exchange. You can only open up a new Fund position in an existing account by exchange.
Call your financial advisor, Madison Funds at 1-800-877-6089, or use the Internet at www.madisonfunds.com to request an exchange.
OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY INTERNET (Access 24 hours a day at www.madisonfunds.com.)
You cannot open a new account on the Internet.
Call Madison Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares by Internet, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application. Alternatively, you may check your profile on the Internet. The feature button will be activated if you are eligible to purchase shares.

Purchase orders received in good order by the Fund after the close of regular trading on the New York Stock Exchange
(usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.
Purchasing by Exchange
Within an account, you may exchange shares of the Fund for shares of the same class of another Madison Fund subject to the minimum investment requirements of the Fund purchased.
Except as may be approved by the Chief Compliance Officer of the Fund, only five (5) exchanges are allowed per Fund in a calendar year. If you establish a systematic exchange or automatic account rebalancing program, those exchanges are not included in the exchange limit or redemption fee policies. The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before an investor is permitted a new exchange. The Fund may change its exchange policy at any time upon 60 days’ notice to its shareholders.
It is important to note that additional restrictions may apply if you invest through a financial intermediary. Madison Funds will work with financial intermediaries, such as broker/dealers, investment advisers and record keepers, to apply the Fund’s exchange limit guidelines, but in some instances, the Fund is limited in its ability to monitor the trade activity or enforce the Fund’s exchange limit guidelines in such accounts. In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits.
Selling Shares
The following explains how to sell your shares by letter, phone, exchange or Internet. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is received in good order by the Fund. “Good order” means that the request includes the Fund and account number, amount of transaction, signatures of the owners as noted below and a “medallion guarantee” if required.
In certain circumstances, to protect you and the Fund, you will need to make your request to sell shares in writing, which may require sending additional documents. In addition, you will need to obtain a medallion guarantee if the redemption is:

•	over $75,000;

•	made payable to someone other than the registered shareholder(s); or

•	mailed to an address other than the address of record, or an address that has been changed within the last 30 days.
You can generally obtain a medallion guarantee from a financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a medallion guarantee. Madison Funds reserves the right to require a medallion guarantee on any redemption.

SELLING SHARES
BY LETTER (Available for accounts of any type and sales of any amount.)
Write a letter of instruction indicating your account number, Fund name, the name in which the account is registered and the dollar value or number of shares you wish to sell. Mail your letter, and any other required materials, to Madison Funds. A check will be mailed to the name and address in which the account is registered.

If you are:	A written letter of instruction to sell shares must include:
An owner of an individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or general partner account	• The signatures and titles of all persons authorized to sign for the account, exactly as the account is registered. • Medallion guarantee if applicable.
An owner of a corporate or association account	• The signature of the person(s) authorized to sign for the account. • Medallion guarantee required.
An owner or trustee of a trust account	• The signature(s) of the trustee(s). • Medallion guarantee required.
A joint tenancy shareholder whose co-tenant is deceased	• The signature of the surviving tenant. • Tax waiver (if applicable in your state). • Medallion guarantee required.
An executor of a shareholder’s estate	• The signature of the executor. • Tax waiver (if applicable in your state). • Medallion guarantee required.
For other account types not listed above, please call Madison Funds at 1-800-877-6089 for instructions.

BY PHONE (Available for most accounts and sales of up to $75,000 per day.)
To place your redemption order, call Madison Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day. Redemption requests may be placed on all business days (excluding market holidays). Checks are generally mailed the next business day after the redemption request is effective.

Redemption proceeds can be sent by electronic funds transfer (“EFT”) provided that you have pre-authorized banking information on file with Madison Funds. Redemption proceeds from EFT transactions are generally available by the second business day. Madison Funds does not charge for EFT; however, your financial institution may charge a fee for this service.

Amounts of $1,000 or more can be wired on the next business day, provided that you have pre-authorized the wiring of funds and the needed information is on file with Madison Funds. A $15 fee will be deducted from your account to send the wire; your financial institution may charge an additional fee to accept the wired funds.

BY EXCHANGE (Available for most accounts and amounts that meet Fund minimums.)
Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial advisor or Madison Funds at 1-800-877-6089. Call your financial advisor, Madison Funds, or use the Internet at www.madisonfunds.com to execute the exchange.

BY INTERNET
You cannot redeem your shares on the Internet.
Redemption requests received in good order by the Fund after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.

General Policies
Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A charge of $30 will be assessed for each returned check occurrence. Madison Funds does not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. financial institutions.
Pricing of Fund Shares. The NAV for each share class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m., Central Time) by dividing the net assets of each class by the number of shares outstanding of each class. Transaction requests received after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time), will be processed using the next day’s NAV. The NAV is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The following fair valuation policy is followed by Madison with respect to the Fund. If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, Madison may value the security or investment using procedures approved by the Board of Trustees of Madison Funds that are designed to establish its “fair” value. The fair valuation procedures may be used to value any investment of the Fund in the appropriate circumstances. Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.
Madison relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service. Nonetheless, Madison separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.
Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by Madison under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) Madison, had it used a different methodology to value the security. Madison Funds cannot assure that a security or other investment can be sold at the fair value assigned to it at any time.
To the extent the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
Buy and Sell Prices. When you buy shares, you pay the NAV, and when you sell shares, you receive the NAV. Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by Madison Funds.
Disclosure of Portfolio Information. Portfolio holdings information is available on the Fund’s website at www.madisonfunds.com. In addition, a complete description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information.
Execution of Requests. The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received in good order by Madison Funds. In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.
Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to seven business days after the purchase.
Frequent Purchases and Redemptions of Fund Shares. Madison Funds discourages investors from using the Fund to frequently trade or otherwise attempt to “time” the market. As a result, the Fund reserves the right to reject a purchase or exchange request for any reason.
Market Timing. It is the policy of the Madison Funds to block shareholders or potential shareholders from engaging in harmful trading behavior, as described below, in any Madison Fund. To accomplish this, Madison Funds reserves the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account. In addition, the Madison Funds has written agreements in place with intermediaries who hold Fund shares on behalf of others (e.g., brokers, banks and plan administrators) which give Madison Funds the authority to identify third parties who invest in the funds through such intermediaries so that the funds can prevent them from engaging in harmful frequent trading and market timing activity as described below.
Identifiable Harmful Frequent Trading and Market Timing Activity. Madison Funds defines harmful trading activity as that activity having a negative effect on portfolio management or Fund expenses. For example, if the Fund is subject to frequent trading or “market timing,” it must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market timing activity. Cash balances must be over and above the “normal” cash requirements the Fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc. By forcing the Fund’s portfolio managers to keep greater cash balances to accommodate market timing, the Fund may be unable to invest its assets in accordance with the Fund’s investment objectives. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market timing activity of this sort requires the Fund to continually purchase and sell securities, the Fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the Fund’s transfer agent, increasing transfer agent expenses and, if not actually raising Fund expenses, at least preventing them from being lowered.
For all of the above reasons, Madison Funds monitors cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, Madison Funds declines such requests; when trades are attempted without such courtesy, Madison Funds makes every effort to block them and prohibit any future investments from the source of such trades. Madison Funds does not define market timing by the frequency or amount of trades during any particular time period. Rather, Madison Funds seeks to prevent market timing of any type that harms the Madison Funds in the manner described above.
Madison Funds does not currently impose additional fees on market timing activity although the right to do so is reserved upon notice in the future. Madison Funds does not specifically define the frequency of trading that will be considered “market timing” because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when Madison Funds identifies any shareholder activity that causes or is expected to cause the negative results described above, it will block the shareholder from making future investments. As a practical matter, Madison

Fund’s generally applicable restriction on exchanges per Fund to five per year, as described above, limits the occurrence of frequent trading and market timing activity.
Madison Funds uses its discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, Madison Funds does not distinguish between shareholders that invest directly with the Fund or shareholders that invest with the Fund through a broker (either directly or through an intermediary account), an investment adviser or other third party as long as the account is engaging in harmful activity as described above.
Other Risks Associated with Market Timing. Moving money in and out of funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many mutual funds since it can complicate fund management and, if successfully employed, have a negative impact on performance. In particular, a successful “market-timer” could, over time, dilute the value of Fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying Fund shares at an NAV lower than the NAV at which the same shares are redeemed. Madison Funds will block ALL identifiable harmful frequent trading and market timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in any of the Madison Funds should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.
Exceptions or Other Arrangements. It is possible that the Fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund. However, Madison Funds believes its procedures are adequate to identify any market timing activity having the harmful effects identified above regardless of the nature of the shareholder or method of investment in Madison Funds.
Delegation to Certain Intermediaries. Madison Funds may rely on the short-term trading policies enforced by financial intermediaries if, in the discretion of the Chief Compliance Officer, such policies are designed to prevent the harm that these policies are designed to address. Intermediary policies relied upon in this manner must be adequately identified in written agreements enforceable by Madison Funds or its distributor on behalf of the Fund.
Because Madison Funds discourages market timing in general, Madison Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market timing activities, harmful or otherwise.
Although Madison Funds believes reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, it cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.
Telephone Transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Madison Funds will take measures to verify the caller’s identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. Madison Funds is not responsible for any losses that may occur due to unauthorized telephone calls. Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a financial institution account.
Internet Transactions. For your protection, you will need your Social Security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and you will need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. Madison Funds is not responsible for any losses that may occur due to unauthorized access.
Householding. To reduce shareholder service expenses, Madison Funds intends to send only one copy of its reports per household regardless of the number of investors at the household or the number of accounts held. However, any investor may obtain additional reports upon request to Madison Funds.
Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.
Research and Other fees. Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5 per request (with a maximum fee of $25 per request). Madison Funds reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.
Small Accounts. Due to the high fixed cost of maintaining mutual fund accounts, Madison Funds reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program. If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, Madison Funds may sell your shares and mail the proceeds to you at your address of record.
Special Redemptions. Although the Fund would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities held by the Fund as prescribed by the Board of Trustees of Madison Funds. However, Madison Funds has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.

Additional Investor Services
Depending on which share class you purchase, you may eligible to establish one or more of the additional account options described below. The minimums vary by share class.
Systematic Investment Program. You may set up regular investments from your financial institution account to the Fund of your choice. You determine the frequency (no less than quarterly), day of the month, and amount of your investments. You may terminate the program at any time. Investments may be as little as $50 per month for Class Y shares and $100,000 per month for Class I shares. To take advantage of the systematic investment program, complete the appropriate parts of the new account application.
Payroll Deduction/Direct Deposit Program. If your employer supports a payroll deduction program, you may set up regular investments from your payroll to the Fund of your choice. You determine the frequency (no less than quarterly), day of the month, and amount of your investments. You may terminate the program at any time. Investments may be as little as $50 minimum per Fund per month for Class Y shares. To take advantage of the payroll deduction program, complete the Madison Funds’ Payroll Deduction/Direct Deposit Form. A new account application must accompany the form if you are opening a new account.
Systematic Withdrawal Program. If your account balance is at least $5,000 for Class Y shares and $1,000,000 for Class I shares, you may make systematic withdrawals from your account. You determine the frequency (no less than monthly) and the amount of your withdrawal, and you may terminate the program at any time. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule to take advantage of the systematic withdrawal program on an existing account. For more information, contact your financial advisor or Madison Funds at 1-800-877-6089.
Systematic Exchange Program. If your account balance is at least $5,000 for Class Y shares, you may exchange your shares for the same class of shares of another fund under the systematic exchange program. You determine the frequency (no less than monthly), day of the month, and amount of your exchange. You may terminate the program at any time. Each systematic exchange must be at least $50 per Fund per month. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or contact your financial advisor.
Retirement Plans. Shares of Madison Funds may be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 457 non-qualified deferred compensation plans, and other pension and profit sharing plans (availability may vary in Puerto Rico). Using these plans, you may open an account with either a minimum initial investment or by establishing a systematic investment program. To find out more, call Madison Funds at 1-800-877-6089.

Distributions and Taxes
Schedule of Distributions. The Fund will generally distribute most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions, if any, are declared annually and paid annually.
Distribution Reinvestments. Many investors have their distribution payments reinvested in additional shares of the same Fund and class. If you choose this option, or if you do not indicate any choice, your distribution payments will be reinvested on the payment date. Alternatively, you can choose to have a check for your distribution payments mailed to you. However, if, for any reason, the check is not deliverable, your distribution payments will be reinvested and no interest will be paid on amounts represented by the check.
Taxability of Distributions. All distributions that you receive from the Fund are generally taxable, whether reinvested or received in cash. Distributions from the Fund’s net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15% for most investors, but it is set at 20% for certain high-income investors. The Fund will inform its shareholders of the portion of its dividends (if any) that constitute qualified dividend income.
Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and qualified foreign corporations. The portion of a distribution that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate shareholders of the Fund. If the Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the Fund and the shareholder also must be satisfied to obtain qualified dividend treatment.
When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.
Distributions from the Fund are expected to be primarily distributions of net capital gains.
Taxability of Transactions. Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares in any other Madison Fund generally will have similar tax consequences.
Withholding. If you do not furnish Madison Funds with your correct Social Security Number or Taxpayer Identification Number and/or Madison Funds receives notification from the Internal Revenue Service requiring back-up withholding, Madison Funds is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

Appendix C

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATION
The following information provides only a summary of the key features of the organizational structure and governing documents of the Funds. The Acquired Fund is a series of the Trust, an open-end management investment company organized as a Massachusetts business trust. The Declaration of Trust and By-Laws provisions that govern the Trust (collectively referred to as the “Trust’s Organizational Documents”) apply to the Acquired Fund. The Acquiring Fund is a series of Madison Funds, an open-end management investment company organized as a Delaware statutory trust. The Declaration of Trust provisions that govern Madison Funds (the “Madison Funds’ Declaration of Trust”) apply to the Acquiring Fund. The differences in the Trust’s Organizational Documents and the Madison Funds’ Declaration of Trust, and their respective corporate organizational structures, are noted below.

General. Each Fund has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of trustees. By vote of the shareholders holding a majority of the shares entitled to vote, the shareholders of the Trust may remove a trustee with or without cause. If the trustees of the Trust fail to call or give notice of any meeting of shareholders for a period of thirty days after written application by shareholders holding at least 10% of the shares then outstanding requesting a meeting to be called for a purpose requiring action by the shareholders (as provided in the Trust’s Organizational Documents), then shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting, and thereupon the meeting will be held in the manner provided for in the Trust’s Organizational Documents in case of call thereof by the trustees.

Under the Madison Funds’ Declaration of the Trust, a trustee may be removed at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of two-thirds of the votes entitled to be cast for the election of trustees. A shareholder-requested special meeting of shareholders for this or any other purpose shall be called by the President of the Madison Funds or by the Madison Funds’ Board of Trustees only upon the written request of shareholders holding at least 10% of the shares then outstanding; provided that (i) the request must state the purpose or purposes of the meeting and the matters proposed to be acted upon at the meeting, and (ii) the shareholders requesting the meeting must have paid to Madison Funds the reasonably estimated cost of preparing and mailing the notice thereof.

Shareholder Voting and Meetings. Under the Trust’s Organizational Documents, the presence in person or by proxy of the holders of at least 30% of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of Trust, or the Acquired Fund, as applicable. When a quorum is present at any meeting, the affirmative vote of a majority of the shares voted (or, with respect to the election of trustees, a plurality of the shares voted) shall decide any question brought before such meeting, except as otherwise required by law.
Under the Madison Funds’ Declaration of Trust, except as otherwise required by the 1940 Act or other applicable law or the Declaration of Trust, the presence in person or by proxy of shareholders entitled to cast at least 20% of the votes entitled to be cast on a matter to be acted upon at a shareholder meeting constitutes a quorum.  Moreover, the Madison Funds’ Declaration of Trust provides that, except as otherwise required by the 1940 Act or other applicable law or the Madison Funds’ Declaration of Trust, any matter upon which the shareholders vote shall be approved by the affirmative vote of a majority of votes cast on such matter at a meeting of the shareholders at which a quorum is present, except that trustees shall be elected by the affirmative vote of a plurality of the votes cast at such a meeting.

Shares of the Funds. Shares of the Funds have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of trustees are non-cumulative, which means that the holders of more than 50% of the shares of each Trust can elect 100% of the trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any trustees. The Acquired Fund is organized as a series of a Massachusetts business trust and thus its shareholders have the rights due to them under Massachusetts law. The Acquiring Fund is organized as a series of a Delaware statutory trust and thus its shareholders have the rights due to them under Delaware law. The Trust and Madison Funds are not required to, and do not, hold annual meetings of shareholders. Under the 1940 Act, however, the Trust and Madison Funds are required to hold a shareholder meeting if, among other reasons, the number of trustees elected by shareholders is less than a majority of the total number of trustees, or if a Fund seeks to change its fundamental investment policies.

Dividends and Distributions. The Funds have substantially similar dividends and distributions policies. While each of the Funds intends to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Funds of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Funds will pay any dividends or realize any capital gains. The income dividends and capital gains distributions for each of the Funds, if any, declared will, at the election of each shareholder, be paid in cash or in additional shares. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution.

Indemnification and Liability of Trustees and Officers. The Trust and Madison Funds have substantially similar indemnification policies. The Trust’s Organizational Documents and the Madison Funds’ Declaration of Trust provide that the Trusts shall indemnify each of their trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trusts. However, the Trust’s Organizational Documents and the Madison Funds’ Declaration of Trust do not authorize the Trusts to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.